UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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DNB Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4 Brandywine Avenue
Downingtown, Pennsylvania 19335-0904
610-269-1040

NOTICE OF ANNUAL MEETING
To Be Held on May 05, 2009

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of the Shareholders of DNB Financial Corporation, will be held on Tuesday, May 5, 2009, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335 for the following purposes:

  (1)
  To elect three directors to serve for three years or until their successors have been elected and qualified; and

  (2)
  To approve an amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the plan; and

  (3)
  To approve an advisory (non-binding) resolution concerning the Corporation's executive compensation; and

  (4)
  To ratify the appointment of KPMG LLP as the registered public accounting firm for the fiscal year ending December 31, 2009; and

  (5)
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other business which may come before the meeting.

        Shareholders of record at the close of business on March 09, 2009 are entitled to notice of and to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Secretary

Downingtown, Pennsylvania
March XX, 2009

        IMPORTANT: Please complete, date, sign, and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

DNB FINANCIAL CORPORATION
PROXY STATEMENT
2009 ANNUAL MEETING OF SHAREHOLDERS

        The enclosed proxy is solicited on behalf of the Board of Directors of DNB Financial Corporation, a Pennsylvania corporation, also called DNB, the Company or the Corporation, for use at our 2009 annual meeting to be held on Tuesday, May 5, 2009, and at any adjournment or postponement thereof, referred to in this proxy statement as the annual meeting. The annual meeting will be held on Tuesday, May 5, 2009, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335.

Section	Page
Information About The Annual Meeting And Voting	2
Security Ownership Of Certain Beneficial Owners And Management	7
PROPOSAL 1—Election Of Directors	9
Board Governance	10
Compensation Discussion And Analysis	15
Benefits & Compensation Committee Report	26
Management Compensation	27
Certain Transactions of Management and Others with the Corporation and its Subsidiaries	42
PROPOSAL 2—Amendment to DNB's Incentive Equity and Deferred Compensation Plan to Limit the Number of Shares of Common Stock Available for Issuance Under the Plan	43
PROPOSAL 3—Advisory (Non-Binding) Vote on Executive Compensation	48
PROPOSAL 4—Ratification of Independent Registered Public Accounting Firm	49
Report of The Audit Committee	51
APPENDIX A—DNB Financial Corporation Incentive Equity and Deferred Compensation Plan (showing proposed amendments)	A-1
APPENDIX B—Audit Committee Charter	B-1

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

        We sent you this proxy statement and the accompanying proxy card because the Board of Directors of DNB Financial Corporation is soliciting your proxy to vote at the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, and return the accompanying proxy card.

        We mailed this proxy statement, the accompanying proxy card, our 10-K and our Annual Report for the fiscal year ended December 31, 2008, on or about March XX, 2009, to all shareholders of record entitled to vote at the annual meeting.

Who is entitled to vote at the Annual Meeting?

        To be able to vote, you must have been a shareholder on March 09, 2009, the record date on which we determined shareholders entitled to notice of, and to vote at, the annual meeting (the "Record Date").

        Shareholder of Record: Shares Registered in Your Name.    If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the accompanying proxy card to ensure your vote is counted.

        Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent.    If, at the close of business on the Record Date, your shares were not issued directly in your name, but rather were held in an account at a brokerage firm, bank, or other agent, you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank, or other agent. The broker, bank, or other agent holding your shares in that account is considered to be the shareholder of record for purposes of voting at the annual meeting.

        As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I being asked to vote on?

        There are four matters scheduled for a vote at the annual meeting:

  1.
  The election of three Class "B" members of the Board of Directors to hold office until our 2012 annual meeting

  2.
  The approval of an amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the plan

  3.
  The approval of an advisory (non-binding) resolution concerning the Corporation's executive compensation

  4.
  The ratification of the selection by the Audit Committee of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2009

How many votes do I have?

        Each holder of common stock is entitled to one vote per share held. There is no cumulative voting for the election of the directors. Each share of Common Stock is entitled to cast only 1 vote for each nominee.

For example, if a shareholder owns 10 shares of Common Stock and nominations have been made for three director positions, he or she may cast up to 10 votes for each of the three positions to be elected. As of the Record Date, a total of 2,603,044 votes may be cast on each matter at the annual meeting.

What is a quorum?

        For a proposal to be considered at the annual meeting, a quorum must be present. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter will constitute a quorum for purposes of considering such matter. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. At the close of business on the Record Date, there were 2,603,044 shares outstanding and entitled to vote.

        Abstentions and "broker non-votes" (that is, shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present.

        Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the meeting. If there is no quorum, the chairperson of the meeting, or a majority of the votes present at the meeting, may adjourn the meeting to another date. A meeting called for the election of directors may be adjourned for periods of not more than 15 days as a majority of shareholders present in person or by proxy may decide. If a meeting to elect directors is adjourned twice, those who attend the second adjourned meeting will be a quorum for the purpose of electing directors, even though they are less than a normal quorum.

        At any adjourned meeting at which a quorum is present in person or by proxy, any business may be transacted which might have been transacted at the original meeting if a quorum had been present.

What vote is required for each item?

  •
  For the election of directors, the candidates receiving the highest number of "For" votes, in person or by proxy, up to the number of directors to be elected, shall be elected.

  •
  To be approved, the amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the plan must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

  •
  To be approved, the advisory (non-binding) resolution concerning the Corporation's executive compensation must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

  •
  To be approved, the ratification of the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2009 must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

How do I vote?

        For the election of directors, you may either vote "For" each of the three nominees or you may "Withhold" your vote for any nominee you specify. For any other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows.

        Shareholder of Record: Shares Registered in Your Name.    If you are a shareholder of record, you may vote in person at the annual meeting. Alternatively, you may vote by proxy by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

        To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

        To vote by proxy, simply complete, sign, and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

        Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent.    If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. Simply complete and mail the voting instruction card to ensure that your vote is counted. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. online program, which provides eligible shareholders the opportunity to vote over the Internet or by telephone (see www.broadridge.com.)The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, May 4th, 2009.

        If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

        If you are a registered holder, you may also vote your shares in person at the annual meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (for example, your broker) and bring it with you to the annual meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the three nominees for director in Class "B, "For" the approval of an amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the plan, "For" the approval of an advisory (non-binding) resolution concerning the Corporation's executive compensation and "For" the ratification of the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2009. If any other matter is properly presented at the meeting, then one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

What if I receive more than one proxy card or voting instruction form?

        If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated, and timely returned will be counted in the quorum and voted.

Who will count the votes and how will my vote(s) be counted?

        Votes will be counted by the judge of elections appointed for the annual meeting. The judge of elections will separately count "For" and "Withhold" for the election of each director. The judge of election will also count "For" and "Against" votes for any proposals other than the election of directors. The judge of elections will also count any abstentions, and broker non-votes on each matter. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions and broker non-votes will have no effect on the outcome of the election of a director or any other proposal.

        If your shares are held by your broker, bank, or other agent as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank, or other agent to vote your shares. If you do not give instructions, your broker, bank, or other agent may vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the NASDAQ Capital Market, such as the vote for directors and ratification of our independent registered public accounting firm.

Can I change my vote after I have voted?

        Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  1.
  You may submit another properly completed proxy with a later date.

  2.
  You may send a written notice that you are revoking your proxy to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335.

  3.
  You may attend the annual meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

        If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by them.

How and when may I submit a shareholder proposal for the 2010 Annual Meeting of Shareholders?

        If you wish to present a proposal for consideration at our 2010 annual meeting and you want the proposal to be included in our proxy statement and form of proxy card for that meeting, you must send written notice of the proposal to our Corporate Secretary so that we receive it at our principal executive offices no later than [November] [December]     , 2009, which is the month and day next year that is 120 calendar days before the month and day of this year's proxy statement date. The proposal must comply with the requirements of SEC Rule 14a-8, and we can exclude a proposal in the types of cases described in Rule 14a-8.

        Whether or not you want us to include a proposal in our proxy statement, our bylaws require that, if you want a proposal to be eligible for consideration at our 2010 annual meeting, you must give written notice of the proposal to our Corporate Secretary no later than February 4, 2010 (ninety days before May 4, 2010, the scheduled date of our 2010 annual meeting), including:

  (i)
  a brief description of the proposal, why you are presenting it and why it should be adopted;

  (ii)
  your name and address as they appear on our shareholder records;

  (iii)
  the class and number of our shares you own, in your name or beneficially in another name and;

  (iv)
  any material interest you have in connection with the proposal or its adoption.

        The chairperson of the meeting may determine whether a proposal was made in accordance with this required procedure. If the chairperson decides that the proposal was not made in accordance with this procedure, the chairperson will state that to the meeting and the defective proposal will be disregarded and laid over for action at the next shareholder meeting that is held at least 30 days after the meeting where the proposal was rejected for this reason.

        If a shareholder proposal is presented to the 2010 annual meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on February     , 2010, which is the date in 2010 that is the month and day next year that is 45 days before the month and day this year that we first sent this proxy statement to shareholders. Pursuant to SEC Rule 14a-4(c) (2), if we receive timely notice of a proposal, our management proxies may still exercise discretion to vote on a matter if permitted by that rule and if we include in our proxy statement for the meeting, a description of the matter and how the management proxies intend to exercise their discretion to vote on the matter.

How and when may I nominate a director for consideration at the 2010 Annual Meeting of Shareholders?

        If you want to nominate a candidate for election as a director, you must notify our Corporate Secretary in writing no later than February 4, 2010, which is ninety days before May 4, 2010, the scheduled date of our 2010 annual meeting. If you want our Nominating & Corporate Governance Committee to fully consider your nominee and consider whether the committee should nominate the nominee, you must notify us no later than December 1, 2009. Your notification must contain the following information to the extent you know it:

  (a)
  the proposed nominee's name and address;

  (b)
  the proposed nominee's age;

  (c)
  the proposed nominee's principal occupation;

  (d)
  the number of our shares the proposed nominee owns;

  (e)
  the total number of shares you expect to be voted for the proposed nominee;

  (f)
  your name and residence address; and

  (g)
  the number of our shares you own.

        If a nomination you make is not made according to these procedures, our bylaws require it to be disregarded by the presiding officer of the meeting, and votes cast for the nominee will be disregarded by the judges of election.

How may I communicate with the board of directors?

        Please address any shareholder proposals or notices of proposals, any nominations for director, and any shareholder communications to our board of directors, in writing to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335. The Corporate Secretary will relay shareholder communications to board members.

Who will bear the cost of soliciting proxies?

        We will bear the entire cost of the solicitation of proxies for the annual meeting, including the preparation, assembly, printing, and distribution of this proxy statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. We have engaged Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies, for which we will pay a fee of approximately $7,000, plus reimbursement of expenses. The original solicitation of proxies may also be supplemented by solicitation by personal contact, telephone, facsimile, email, or any other means by our directors, officers, or employees, to whom no additional compensation will be paid for any such services.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2009.

What is the recommendation of the board of directors?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

        The board of directors recommends a vote FOR Proposal No. 1, to elect Thomas A. Fillippo, James J. Koegel and Eli Silberman as "Class B" directors to serve until the 2012 annual meeting of shareholders or until their successors are duly elected and qualified.

        The board of directors also recommends a vote FOR Proposal No. 2, to amend our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the plan.

        The board of directors also recommends a vote FOR Proposal No. 3, to approve an advisory (non-binding) resolution concerning the Corporation's executive compensation.

        The board of directors also recommends a vote FOR Proposal No. 4, to ratify our appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2009.

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 05, 2009 by:

  •
  each person, group or company that, to our knowledge, beneficially owns more than 5% of the outstanding shares of the common stock; and

  •
  each of our directors and named executive officers; and

  •
  all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Total Beneficial Ownership(1,2,3)	Sole Voting and Investment Power(2)	Shared Voting and Investment Power(3)	Percent of Class(4)
Thomas A. Fillippo	25,527	8,360	17,167	0.91%
William J. Hieb	41,373	39,742	1,631	1.47%
Mildred C. Joyner	12,441	12,441	—	0.44%
James J. Koegel	43,602	12,982	30,620	1.55%
William S. Latoff	208,175	208,175	—	7.38%
Albert J. Melfi	5,567	5,567	—	0.20%
Eli Silberman	19,426	19,426	—	0.69%
James H. Thornton	29,061	29,061	—	1.03%
DNB Advisors	28,859	12,999	15,860	1.11%
DNB First 401(k) Plan	64,336	64,336	—	2.47%
Directors & Executive Officers as a group (12 Persons)	444,122	383,682	60,440	15.82%
Wellington Management Co., LLP	196,813	—	196,813	7.56%

(1)
Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. Unless otherwise indicated, each person named in the table has sole voting and investment power.

(2)
Includes shares which may be acquired by exercise of vested options granted under the 1995 Stock Option Plan of DNB Financial Corporation amounting to 24,585 for Mr. Hieb, 6,228 for Ms. Joyner, 9,122 for Mr. Koegel, 53,622 for Mr. Latoff, 9,789 for Mr. Silberman, 18,535 for Mr. Thornton and 137,830 total shares for all Directors and Executive Officers as a group. The amounts in this column includes restricted stock that will vest on November 28, 2010 amounting to 2,100 for Mr. Hieb, 3,150 for Mr. Latoff and 525 each for Messrs. Fillippo, Koegel, Silberman and Thornton and Ms. Joyner and 14,176 total shares for all Directors and Executive Officers as a group. The amounts in this column includes restricted stock that will vest on December 17, 2011 amounting to 3,000 for Mr. Latoff and 750 each for Messrs. Fillippo, Koegel, Silberman and Thornton and Ms. Joyner and 6,000 total shares for all Directors and Executive Officers as a group. The number of shares has been adjusted to reflect the 5% stock dividend paid in December, 2007.

(3)
Mr. Koegel disclaims beneficial ownership of 120 shares which are owned by an adult child. Ms. Joyner disclaims beneficial ownership of 2,754 shares owned by her spouse.

(4)
In computing the number of shares beneficially owned by a person listed above and the percentage ownership of such person, shares of common stock underlying options, warrants or restricted stock held by each such person that are exercisable or convertible within 60 days of March 05, 2009 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers, and persons who own more than ten percent of any class of the Company's registered securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities Exchange Commission. The Securities Exchange Commission requires officers, directors, and greater-than-ten-percent beneficial owners to furnish us with copies of all Forms 3, 4, and 5 they file. We believe that all of our officers and directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2008.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of seven members. The directors are divided into three classes, with each class serving on the Board of Directors for a staggered three-year term. Class "B" directors, whose terms expire at the annual meeting, consist of Thomas A. Fillippo, James J. Koegel and Eli Silberman. At the annual meeting, three directors will be elected to fill positions in Class "B". Each of the current Class "B" directors is a nominee for election at the annual meeting. The nomination of these directors to stand for election at the annual meeting has been recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors. Each of the nominees for Class "B", if elected, will serve for a three-year term expiring at the 2012 annual meeting, or until his or her successor is elected and qualified.

        Each of the nominees has consented to serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election, or declines to accept election, or is otherwise unavailable for election prior to our annual meeting, proxies solicited by our Board of Directors will be voted by the proxy holders for the election of any other person or persons as the Board of Directors may recommend, or our Board of Directors, at its option, may reduce the number of directors that constitute the entire Board of Directors. The Board of Directors recommends that you vote for the three nominees named below.

        Set forth below is certain information as of March 9, 2009 concerning the nominees for election as director and each other member of the Corporation's Board of Directors. All individuals listed are directors of both the Company and DNB First, National Association, the Company's wholly owned bank subsidiary (also called the Bank). None of the following persons is a director or a person nominated or chosen to become a director in any registered investment company or other SEC registrant.

NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2012

Name	Age	Principal Occupation During The Past 5 Years & Service Data
Thomas A. Fillippo	61	Director; President of Devault Foods Director Since 2006 Term Expires 2009
James J. Koegel	62	Director; President of Jones Motor Group, Inc. Director Since 2003 Term Expires 2009
Eli Silberman	69	Director; President of TSG, Inc., Marketing Consultant; Former Chairman of Earle Palmer Brown (Philadelphia Region) Director Since 2003 Term Expires 2009

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted "FOR" the election of the nominees named above as directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS

 OTHER DIRECTORS

William J. Hieb	52	President, Chief Operating Officer and Chief Credit Officer of the Corporation and the Bank; Former Chief Operating Officer of the Corporation and the Bank; Former Senior Vice President of First Union National Bank and Managing Director of First Union Securities in Philadelphia
Director of the Corporation since 2005
Director of the Bank since 2004
		Term Expires 2011
Mildred C. Joyner	59	Director; Professor, Chairperson of the Undergraduate Social Work Program at West Chester University Director Since 2004 Term Expires 2010
William S. Latoff	60	Director; Chairman and Chief Executive Officer of the Corporation and the Bank; Former Principal of Bliss & Company, Ltd., Certified Public Accountants Director Since 1998 Term Expires 2010
James H. Thornton	63

Director; Director of John Dempsey Hospital of the University of Connecticut Health Center (UCHC); Former Controller for the UCHC; President of Thornton Consulting; Former President and Chief Executive Officer of Brandywine Hospital
Director Since 1995
Term Expires 2011

BOARD GOVERNANCE

Information about our Board of Directors

        During 2008, the Corporation's Board of Directors held 12 meetings and the Bank's Board of Directors held 11 meetings, excluding committee meetings, which are described below. Board and committee meetings of the Corporation and Bank are conducted on a combined basis. Only a single retainer is paid to each Director for their services as directors of both entities. Only a single fee is paid for each board or committee meeting, whether or not the meeting is for the Corporation, the Bank or is conducted on a combined basis. Each of the directors of the Corporation is also a director of the Bank. Each committee described below, unless otherwise noted, is a committee of the Bank and the Corporation.

        Each of the Directors of the Corporation attended at least 75% of the aggregate of (i) the total number of Board meetings held while he or she was a Director and (ii) the total number of meetings held by committees during his or her service on those committees.

Name	Audit		Benefits & Compensation		Board Loan		Nominating & Corporate Governance		Trust
Thomas A. Fillippo			X		X		X
William J. Hieb					X				X	*
Mildred C. Joyner	X								X
James J. Koegel	X		X		X		X	*
William S. Latoff					X	*
Eli Silberman					X				X
James H. Thornton	X	*	X	*			X

*
Committee Chairperson

The Audit Committee

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and the audits of our financial statements. For this purpose, the Audit Committee performs several functions:

  •
  Approves in advance the engagement of the independent registered public accounting firm for all audit and non-audit services, and approves the fees and other terms of the engagement

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  Maintains responsibility for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and evaluates the qualifications, performance, and independence of the independent registered public accounting firm

  •
  Reviews, with our independent registered public accounting firm, any significant difficulties, disagreements, or restrictions encountered during the course of the audit, and reviews any management letters issued by the independent registered public accounting firm

  •
  Reviews the critical accounting policies and all alternative treatments of financial information discussed by the independent registered public accounting firm with management, and reviews with management significant judgments made in the preparation of financial statements

  •
  Reviews, with management and our independent registered public accounting firm, our financial reporting processes and internal financial controls

  •
  Reviews the annual audited financial statements and recommends to the Board of Directors their inclusion in our annual report

  •
  Reviews the quarterly financial statements and earnings press releases

  •
  Reviews and approves any related party transactions

  •
  Establishes and oversees procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal controls or auditing matters; reviews changes in, or waivers of, our Code of Ethics, and as requested by the Board, reviews and investigates any conduct alleged to be in violation of the Code of Ethics

  •
  Periodically reviews and discusses with the independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards 61 (Codification of Statements on Auditory Standards No. 380) and any formal written statements received from the independent registered public accounting firm

The Audit Committee held 4 meetings during 2008.

        The Board of Directors has determined that, during 2008, Mr. Thornton would qualify as a "financial expert" within the meaning of that term in the SEC regulations dealing with audit committee financial experts. It has also determined that Mr. Thornton is also "independent" within the meaning of that term under NASD Rule 4200(a)(15).

The Benefits & Compensation Committee

The Benefits & Compensation Committee of the Board of Directors:

  •
  Periodically reviews and advises the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers and directors relative to comparable companies in our industry

  •
  Reviews and makes recommendations regarding all benefit programs and human resource policies

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  Review the performance of the CEO on an annual basis and sets goals for the coming year

  •
  Reviews and approves corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and sets all executive compensation

  •
  Makes recommendations to the Board regarding the establishment and terms of incentive compensation plans and equity compensation plans, and administers such plans

  •
  Approves grants of options, restricted stock, and other awards to all executive officers and directors

  •
  Approves compensation-related matters outside the ordinary course to executive officers and directors, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto

  •
  Makes recommendations to the Board regarding director compensation in conjunction with the Nominating & Corporate Governance Committee.

The Benefits & Compensation Committee held 5 meetings during 2008.

The Board Loan Committee

The Board Loan Committee of the Board of Directors:

  •
  Periodically reviews asset quality, sales & marketing, policy exception and charge-off reports

  •
  Reviews and takes action on proposed and existing loans in excess of the Officers' Credit Committee authority

  •
  Ratifies loans approved by officers and the Officers Loan Committee over a specified amount

  •
  Reviews and approves changes to the Credit policy

The Board Loan Committee held 4 meetings during 2008.

The Trust Committee

The Trust Committee of the Board of Directors:

  •
  Reviews and approves the recommendations of the Securities & Administrative Review Committee

  •
  Reviews and ratifies the actions of management regarding the investment portfolios managed by DNB Advisors

  •
  Reviews and recommends policies and procedures for DNB Advisors and DNB Financial Services and ensures compliance with applicable federal and state regulations

  •
  Reviews estate administration

The Trust Committee held 4 meetings during 2008.

The Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee of the Board of Directors:

  •
  Evaluates and selects nominees for each election of directors

  •
  Determines criteria for selecting new directors, including desired board skills and attributes, and identifies and actively seeks individuals qualified to become directors

  •
  Considers any nominations of director candidates validly made by shareholders

  •
  Reviews and makes recommendations to the Board of Directors concerning qualifications, appointment, and removal of committee members

  •
  Reviews the Code of Ethics & Whistle Blower policy from time to time and recommends such changes to the Code as the Committee shall deem appropriate

  •
  Reviews our compliance with corporate governance listing requirements established by The NASDAQ Stock Market

  •
  Assists the Board in developing criteria for the evaluation of Board and committee performance

  •
  Assists the Board in the orientation of new directors and in the development of corporate governance-related continuing education for all Board members

The Nominating & Corporate Governance Committee held 1 meeting during 2008.

        The Board of Directors has determined that each of the members of the Nominating & Corporate Governance Committee is "independent" within the meaning of that term under NASD Rule 4200(a)(15).

Director Independence

        In determining that Messrs. Fillippo, Koegel and Thornton and Ms. Joyner are independent, the board of Directors considered routine banking transactions between the Bank or its affiliates and each of the directors, their family members and businesses with whom they are associated, such as loans, deposit accounts, wealth management and fiduciary accounts, routine purchases of insurance or securities brokerage products, any overdrafts that may have occurred on deposit accounts, any contributions the Corporation made to non-profit organizations with whom any of the directors are associated, any transactions that are discussed under "Certain Transactions of Management and Others with the Corporation and its Subsidiaries" beginning on page 42 of this Proxy Statement, and the following transactions, relationships and arrangements: Director Change of Control Agreements, Director participation in the Stock Option Plan and Director participation in the Deferred Compensation Plan for Directors.

Director Nominations

        Our bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company's annual meeting. The Nominating & Corporate Governance Committee does have a charter regarding director nominations and regarding communications by shareholders with directors, including the process for evaluating director nominees proposed by shareholders.

        In evaluating director nominees, the Nominating & Corporate Governance Committee considers the following factors:

  •
  The appropriate size of our Board of Directors and its Committees

  •
  The perceived needs of the Board for particular skills, background, and business experience

  •
  The skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board

  •
  The nominees' independence from management

Other than the items listed above, there are no stated minimum criteria for director nominees, and the Nominating & Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our shareholders. The Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert," that a majority of the members of the Board meet the definition of "independent director" under NASDAQ rules, and that one or more key members of management participate as members of the Board.

        The Nominating & Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating & Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating & Corporate Governance Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals that meet the criteria. In addition, the Committee has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, but relies on community and business contacts it has established through its directors, officers and professional advisors to help it identify potential director candidates when a specific need is identified.

        The Nominating & Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a shareholder. In order to be evaluated in connection with the Nominating & Corporate Governance Committee's established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a shareholder must be sent in writing to the Corporate Secretary, 4 Brandywine Avenue, Downingtown, Pennsylvania, 120 days prior to the anniversary of the date proxy statements were mailed to shareholders in connection with the prior year's annual meeting and must contain the following information:

  •
  The candidate's name, age, contact information, and present principal occupation or employment

  •
  A written consent of the recommended individual stating that the individual consents to be nominated for the position of director of the Company and that the individual will submit to the Company all information that the Nominating & Corporate Governance Committee requests in connection with its consideration of the nomination or as the Company may otherwise request in order for it to fulfill its disclosure and legal obligations in connection with the nomination and service of such individual as director

  •
  A description of the candidate's qualifications, skills, background, and business experience during, at a minimum, the last five years, including his or her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director

        In order for the recommendation to be acted upon in a timely fashion to permit nomination, if appropriate, at any annual meeting of the shareholders of the Corporation, these materials must be received, in proper form, completed and signed, by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement, not later than the deadline for submission of shareholder proposals for inclusion in the Corporation's proxy materials identified in the section of this Proxy Statement titled, "How and when may I submit a shareholder proposal for the 2010 annual meeting?" on page 5.

Director Attendance at Annual Meetings

        We make every effort to schedule our annual meeting at a time and date to maximize attendance by directors taking into account the directors' schedules. We believe that annual meetings provide an opportunity for shareholders to communicate with directors and have requested that all directors make every effort to attend the Company's annual meeting. Historically, more than a majority of the directors have done so; for example, in 2008, all of the Company's then directors attended the 2008 annual meeting.

Executive Officers Who Are Not Directors

        The following sets forth information with respect to executive officers of the Corporation and the Bank who do not serve on the Corporation's Board of Directors. Each serves at the pleasure of the Board of Directors. There are no arrangements or understanding between the Corporation or the Bank and any person pursuant to which any such officers were selected.

        Richard J. Hartmann (Age 58) was named Executive Vice President of the Corporation and the Bank to head up the Retail Banking Division in January 2006. Prior to his promotion, Mr. Hartmann served as Senior Vice President of the Bank in its Retail Banking Division since June 2005. For 4 years prior to joining the Bank, Mr. Hartmann served as Executive Vice President at Susquehanna Bank (Farmers First Bank), responsible for Retail Banking. During the previous 5 years, Mr. Hartmann was a Senior Vice President and Executive Relationship Market Banker at M&T Bank/Keystone Financial in Horsham, PA, responsible for M&T's Delchester Region.

        Albert J. Melfi (Age 56) joined the Bank in November 2006 and currently serves as Executive Vice President and Chief Lending Officer of the Corporation and the Bank. Prior to joining DNB, Mr. Melfi had been employed as a Regional Vice President with Commerce Bank, PA, N.A. In that position, he had dual responsibilities, including managing the lending function for the bank in Delaware County, Pennsylvania, and overseeing a retail branch region consisting of 12 branches.

        Bruce E. Moroney (Age 52) joined the Bank in May 1992 and currently serves as Executive Vice President and Chief Financial Officer of the Bank. Prior to that, he served as Executive Vice President and Chief Financial Officer of both the Corporation and the Bank. Mr. Moroney is directly responsible for the Bank's investment portfolio and financial reporting.

        Gerald F. Sopp (Age 52) joined the Bank in January 2007 and currently serves as Executive Vice President, Corporate Secretary and Chief Financial Officer of the Corporation. Mr. Sopp also serves as the Bank's Executive Vice President and Corporate Secretary. Mr. Sopp is directly responsible for the Corporation's financial reporting, asset/liability management, budgeting, strategic planning, human resources, facilities and Sarbanes Oxley Compliance. During the five years prior to joining DNB, Mr. Sopp was employed as Vice President and Controller of Wilmington Trust Corporation, Delaware from 2000 to 2006.

COMPENSATION DISCUSSION AND ANALYSIS

        Set forth below is a description of our compensation program for executive officers and directors and an explanation and analysis of the material elements of compensation for our named executive officers.

  Our Basic Compensation Philosophy

        Our overall philosophy is to provide competitive and reasonable compensation to all executive officers. The Committee believes that the overall enhancement of our performance, and in turn shareholder value, depends on the establishment of a close relationship between the financial interests of shareholders and those of our executive officers. In addition to this desired pay-for-performance relationship, the Committee also believes that we must maintain a competitive compensation package that will attract, retain, and motivate executive officers who are capable of making significant contributions towards our success. The Committee strives to determine management compensation by a performance-based framework. We believe this enhances shareholder value by integrating our overall financial condition and operating results with individual performance.

  The Role of Our Benefits & Compensation Committee

        Our Benefits & Compensation Committee has three members and meets periodically during the course of the year. The Committee establishes and reviews compensation and benefit programs for executive officers. The Committee strives to use programs that attract, retain, motivate and appropriately reward individuals who are responsible for our short and long-term profitability and growth and for helping us provide shareholders an investment return. The Committee conducts regular comprehensive reviews of our compensation program. It establishes and reviews the annual compensation of our executive officers. The Committee also takes action, or recommends that the Board take action, regarding the adoption, amendment or administration of executive compensation, incentive and benefit plans. We consider each member of the Committee to be independent. Each Committee member has experience in dealing with compensation and benefits matters for companies they have managed.

  How the Committee Puts Our Philosophy Into Action

        The Committee's specific objectives are to:

  •
  Provide compensation that takes into account our performance relative to our financial goals and objectives.

  •
  Provide compensation that takes into account the executive's performance against assigned individual goals.

  •
  Align management's financial interests with those of shareholders. One way we do this is by providing equity-based long-term incentives.

  •
  Offer an executive a total compensation program based on the executive's level of responsibility, the executive's skills and experience relative to our other executives and similar executives of peer group financial institutions.

        In working toward these objectives, the Committee strives to tie a substantial portion of an executive's overall compensation to our financial performance including earnings per share, total shareholder return, revenues, revenue growth, return on equity, return on assets, stock price and other financial measures. The Committee attempts to establish company-wide management compensation at or near the median competitive levels of comparable public banking organizations, particularly those in Southeastern Pennsylvania and specifically in the Delaware Valley area. The Committee also attempts to provide compensation higher than the median level for demonstrated superior performance.

        The Compensation Committee relies heavily on performance-based pay and incentive-based programs. In addition, our programs are designed to encourage share ownership and help to more fully align the interests of our executive talent with the interests of shareholders for the long-term improvement of the Bank's results.

        In connection with its process of developing a compensation philosophy and establishing a framework to ensure competitive and reasonable compensation to all executive officers, the Committee retained an outside consultant, Robert B. Jones, JD, CPA, CEBS, CEO of Innovative Compensation and Benefits Concepts, LLC to evaluate our compensation practices and to assist in developing and implementing our executive compensation program and philosophy. Neither the Corporation nor the Bank has engaged Mr. Jones in any capacity other than to advise the committee. He was retained by the committee after a determination that he was independent. Mr. Jones:

  •
  Developed a peer group of financial institutions for comparison. These institutions are in our area and are about the same size as we are.

  •
  Analyzed our financial performance and compensation levels against members of the peer group.

  •
  Met individually with members of the Committee and senior management to learn about our business operations and strategies, the key measures and target goals we use to evaluate our performance, and the labor and capital markets in which we compete.

  •
  Helped the Committee establish tally sheets for analyzing Total Direct Compensation company-wide and for each executive.

  •
  Submitted executive compensation recommendations to the Committee and the board of directors.

        The Committee determined that the peer group it identified is reasonable to measure our compensation practices given our continued and expected growth. For purposes of benchmarking our compensation, the Committee refers to the following institutions:

Bryn Mawr Bank Corporation	Penns Woods Bancorp, Inc.
Ephrata National Bank	Franklin Financial Services Corporation
FNB Bancorp, Inc.	Orrstown Financial Services, Inc.
First Chester County Corporation	VIST Financial Corporation

        The Committee also engaged the Peter R. Johnson Company ("PRJ") as a compensation consultant to survey our peers to identify salary levels for similar positions at those institutions. Neither the Corporation nor the Bank has engaged PRJ in any capacity other than to advise the committee. PRJ was retained by the committee after a determination that it was independent.

  Compensation Components and How They are Set

        The key components of our compensation program are base salary, annual incentive awards and long-term incentives. In addition to those key components, we also provide additional components of compensation including change in control benefits, retirement benefits and deferred compensation. The nature of each of these benefits and our goals and reasons in granting them are discussed further below.

        In determining executive officer compensation levels for all of these components, the Committee uses its experienced judgment and considers qualitative and quantitative factors. It strives to tie a significant portion of executive compensation to the success the executive officer and DNB as an organization in meeting predetermined financial and performance goals. The Committee works to adjust the mix of base salary, annual incentive awards and long-term incentives periodically. In setting levels of each component, the Committee considers factors such as: (i) relevant industry compensation practices; (ii) the complexity and level of responsibility of the executive's job; (iii) the importance of the executive's position to us compared to other executive positions; and (iv) the competitiveness of the compensation we pay the executive in comparison to other financial institutions in our peer group.

        One quantitative tool the Committee uses is a tally sheet that includes an executive's salary, annual cash incentive award, equity-based compensation, perquisites, pension benefit accruals and other compensation, holdings of our common stock and accumulated unrealized gains under prior equity-based compensation awards, and amounts payable to the named executive officer upon termination of the executive's employment under various circumstances, including retirement or a change of control. The Committee uses tally sheets to estimate the total annual compensation of the named executive officers, and provide perspective on the named executive officers' wealth accumulation from our compensation programs and payouts to the named executive officers under a range of termination scenarios.

        In making compensation decisions, the Committee also relies upon work performed by the two independent compensation consultants identified above as well as the Bank's Human Resources Department. Both consultants reviewed market data to determine relevant compensation and benefits practices of our peer group. The peer information provides guidance to the Committee, but the Committee does not target total compensation or any component thereof to any particular point within, or outside, the range of the peer group results.

        Here is a description of our key compensation components:

        Base Salary.    The Committee establishes base salaries for our executives according to the scope of their responsibilities. It also considers compensation paid by our competitors for similar positions. Generally, we believe that executive base salaries should be near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies that have similar compensation philosophies to ours. For each executive, the Committee considers the executive's performance, the executive's current salary in relation to our salary range for the job, the executive's experience, the executive's potential for advancement, and our own financial performance. The Committee also considers the economic conditions and other external events affecting our operations and compares our compensation practices with those of our competitors. The Committee reviews base salaries annually and adjusts them from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The senior executive's base salaries were not increased during 2008.

        Annual Incentive awards.    We have an Annual Incentive Plan that provides annual bonuses to our executives and other employees to support and promote the pursuit of our organizational objective and financial goals. This practice permits senior executives, as well as other deserving employees, to receive more compensation if we and the individual meet certain pre-established financial and non-financial performance goals for the year. The performance goals for executives are consistent with our Strategic Plan and Annual Budget and our performance in relation to those plans. We pay bonuses, subject to the discretion of the Committee, to executives and other officers for achieving our annual financial goals at corporate and business unit levels and for achieving measurable individual annual performance objectives. Annual incentive awards for other employees are primarily based on personal goals.

        Assuming that an officer or employee meets stated goals or benchmarks, our Annual Incentive Plan provides for a cash bonus, subject to the discretion of the Committee, calculated as a target percentage of the officer's or employee's base salary, with higher-ranked executive officers being compensated at a higher percentage of base salary. Depending on the achievement of the predetermined targets, the annual bonus may be less than or greater than the target bonus. The Committee establishes the annual incentive award for the Chief Executive Officer. The Committee establishes the annual incentive award for each officer below the Chief Executive Officer level, based on the Chief Executive Officer's recommendations. Annual incentive awards for non-officer employees are primarily based on personal goals. The Committee has set the plan's target percentages near the median levels of comparable companies. The senior executives each received $5,000 bonuses in 2008 with the exception of Mr. Latoff, who declined a bonus. For more information on our Annual Incentive Plan, see "Management Compensation" at pages 27 to 41.

        Long-Term Incentive Program.    The final major component of the executive compensation program is the long-term incentive compensation feature. We believe that a significant portion of executive compensation should be based on value created for our shareholders. This feature of the compensation package consists of a broad range of equity alternatives as provided for in our Incentive Equity and Deferred Compensation Plan, including but not limited to stock options, stock appreciation rights, performance shares, performance units, and restricted stock awards. For more information on our Incentive Equity and Deferred Compensation Plan, see "Management Compensation" at pages 27 to 41.

        We hope that these long-term incentives will offer executives the possibility of future value depending on the long-term price appreciation of our common stock and the executives' continuing service with us. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of stock-based awards.

        Prior to 2004, we offered long-term incentives pursuant to our 1995 Stock Option Plan. This Plan was renewed and amended in 2004 and remains in force. All of the options we have granted to our directors and officers have been granted under the 1995 Stock Option Plan. For more information on our 1995 Stock Option Plan, see "Management Compensation" at pages 27 to 41. For more information on the stock option grants we have made under the 1995 Stock Option Plan, see our compensation tables on pages 28 and 33, as well as the footnotes and narrative to those tables.

        We may currently make annual equity awards to directors and officers under either our 1995 Stock Option Plan or our Incentive Equity and Deferred Compensation Plan. Currently, there are two types of awards: stock option grants and restricted stock awards. When we make these awards, we intend that the annual aggregate value of these awards will be set near competitive median levels on a per executive basis for comparable companies and potentially higher for superior performance.

        We intend to continue our annual practice of making equity awards to officers, including our executive officers. In 2009, we plan that the total value of these awards will be granted in the form of restricted stock grants under which the right to the stock will vest over time. We intend these restricted stock grants to be one part of a two-part program to achieve a balance between market-based incentives such as options, which we believe provide a strong link to shareholder value creation, and financial-based incentives such as restricted stock, which we believe have stronger retention impact and provide a direct link to long-term corporate performance.

        Grants under the 1995 Stock Option Plan and the Incentive Equity and Deferred Compensation Plan are determined by our full board of directors based on the Committee's recommendations. The Committee makes preliminary determinations and recommendations to the board of directors as to grants for each executive, including the timing, amounts and types of awards. The Committee makes its recommendations based on corporate performance and the executive's individual achievements.

        As long as any obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding under the U.S. Treasury Department's Capital Purchase Program, our incentive compensation policies and the structure of our incentive compensation program may be affected by the American Recovery and Reinvestment Act of 2009 (also called ARRA) and regulations issued by the U.S. Treasury Department under the Emergency Economic Stabilization Act of 2008, and our ability to pay any "bonus, retention award, or incentive compensation" to our chief executive officer is limited by provisions of the ARRA. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Impact of Recent Regulatory Developments on Determinations of Executive Compensation," in this Compensation Discussion and Analysis, beginning on page 23.

        Stock Options.    Our standard practice under the 1995 Stock Option Plan was to grant stock options once a year. Prior to 2004, we typically granted stock options at our June board meeting. Beginning in 2004, we started granting stock options at our December board meeting. These annual grants normally provided for an exercise price at 100% of the stock's fair market value on the date of grant, measured by the closing market price of the underlying share on the date of the grant.

        Prior to 2004, the majority of our stock option grants to officers were Incentive Stock Options, also known as ISOs, whereas our grants to directors were of nonqualified stock options. Beginning in 2004, we granted nonqualified stock options to both directors and officers. The options we have granted have vested immediately. All of our option grants have historically given the recipient not more than ten years from the grant date to exercise them. For more information on outstanding stock option grants, see the tables on pages 28 and 33, as well as the accompanying footnotes and narrative.

        While we do not plan to make regular stock options grants to our existing management in the near future, we may grant stock options at date of hire to executives with high potential and to other individuals who we believe can have a significant impact on DNB's future performance.

        Restricted Stock.    Our current compensation strategy calls for grants of shares of DNB stock to be made each year to eligible participants based on the achievement of pre-established corporate and individual performance goals over the previous year's performance period. Recipients' rights to these shares are subject to vesting, and their right to resell the shares is subject to restrictions, as described below. We have taken the time to identify our top-performing and high potential executives who will figure prominently in our future. As a result of this effort, we have granted restricted shares in order to retain and motivate these key executives and employees to produce results in accordance with our business plan and to improve future results.

        Our current plans for grants of restricted shares have three goals:

  •
  To provide a viable retention mechanism for our top-performing executives.

  •
  To focus each executive on his or her own department's effective delivery of profitable results.

  •
  To deliver competitive compensation at or above the median for superior performance.

        The restricted share award program involves awards to high-impact and high-potential executives who are included in grants in order to retain and motivate them over the coming years and provide a core of top-performing executives for the Bank's future. The shares we grant are called restricted shares because the shares do not vest immediately. If a participant leaves the Bank before the shares are vested, he/she will forfeit the unvested amount. In addition, the recipient will be contractually prohibited from reselling the shares for a period following the time that they become vested. Currently, the period we have set for restriction on resale is one year, although applicable securities laws will restrict resales by our executives for an additional period of time. The grants are subject to 3-year cliff vesting, meaning that a recipient does not have a right to any shares under the grant unless and until the recipient has continued to be employed by us for 3 years after the grant of the award. From time to time, this group and the terms of the program will change, but our overall goal for the program is to provide a competitive award to keep the total direct compensation package for our top executives at least at the competitive median, commensurate with performance.

        For more information on our grants of restricted shares, see the discussion of the Incentive Equity and Deferred Compensation Plan under "Management Compensation" at page 35. For more information on outstanding awards of restricted stock, see the tables on pages 27-28 and 31-33 and the accompanying footnotes and narrative.

        Other Compensation—Change in Control Benefits.    We offer certain basic compensation protections to our directors and executive officers in connection with the overall risk relating to change in control of our company. We do this to try to help them remain focused on implementing our long-term strategies without undue concern for the impact on their positions that might arise from the risk that the control of our company changes ownership.

        Our senior officers each signed amended and restated change in control agreements in December 2006. Among other changes, the new agreements adjusted the base on which severance compensation would be calculated in response to our increasing emphasis on incentive compensation as an important part of Total Direct Compensation, rather than just base salary as the dominant component of compensation. The agreements continue to implement a scaling of compensation to reflect the degree to which an officer's performance is critically important to reaching our financial goals. We anticipate that the Committee will continue to monitor these agreements and that it may make further adjustments to them in the future to reflect any developments in our compensation philosophy or methods or if circumstances otherwise warrant.

        The current change in control agreements provide for payment after a change in control if a director or officer is terminated without cause or if the director or officer resigns with good reason. The key circumstances in which a director or executive officer could resign with good reason after a change in control include:

  •
  Assignment of duties to the executive or director inconsistent with the prior position.

  •
  Removal of the executive or director from his/her prior position.

  •
  A reduction in base annual salary, bonus, and/or benefits.

  •
  In the case of a director, a failure to receive increases in compensation at least equal to other directors for comparable services.

  •
  In the case of an executive, a relocation of the executive's workplace outside of Chester County.

        We selected these events for triggering a severance payment, but only if a change in control has occurred before the triggering event occurs, because we feel that these are typical scenarios in which a new employer in a change of control situation might attempt to avoid the severance payment that would be triggered if the new employer simply terminated the executive's or director's service without cause. In cases where the changes proposed by a new employer are consistent with an intention to retain an executive with the ongoing enterprise, we anticipate that agreements can be reached with executives on an individual basis to establish a new employment relationship on mutually satisfactory terms.

        Our ability to pay severance under change in control agreements is impacted by provisions of ARRA, which, as long as any obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding under the U.S. Treasury Department's Capital Purchase Program, prohibits any payment to a senior executive officer or any of the next five most highly-compensated employees for departure from a company for any reason, except for payments for services performed or benefits accrued. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Impact of Recent Regulatory Developments on Determinations of Executive Compensation," in this Compensation Discussion and Analysis, beginning on page 23.

        For more information on change in control benefits, see the discussion of "Change in Control Agreements" under "Management Compensation" at page 29.

        Other Compensation—Perquisites.    Consistent with our pay-for-performance compensation philosophy, we do not provide executive perquisites for officers. However, the Committee in its discretion may revise, amend or add to the officer's executive benefits and perquisites if it deems it advisable from a Total Compensation perspective.

        Other Compensation—Retirement Benefits Generally.    The Committee assesses the need for this component primarily by reference to peer group practices and competitive norms. In general, we believe that our existing defined contribution employee benefit plan provides a good base of retirement benefit opportunity for our officers as well as other employees. In addition, the Committee recognizes the need to encourage deferral of compensation on a voluntary basis by both executives and directors as a means of helping them to save additional amounts for retirement. To that end, we established a deferred compensation plan for our executive management and directors in 2006. Please refer to our discussion of the deferred compensation plans below. The Committee is cognizant of and periodically reviews current research on retirement plan replacement ratios in order to attract and retain top executive talent. In this connection, the Committee recognizes the potential need for supplemental executive retirement benefits to attract and retain top executive talent, especially where that talent is hired in the mid- or late stages of a successful career and will continue to consider appropriate supplemental plans where appropriate to achieve our managerial and financial goals.

        For more information on retirement benefits for our executive officers, see the discussion of "Retirement Plans" under "Management Compensation" on page 38. For more information on retirement benefits and payments, see the table on page 27 and the accompanying footnotes and narrative.

        Other Compensation—Retirement Benefits—SERP for the Chairman and CEO.    In December 2006, we adopted a Supplemental Executive Retirement Plan (also known as a SERP) for William S. Latoff, our Chairman and CEO, because, in accepting the position with us, he was required to abandon his direct involvement in several other business interests. This Plan was modified on April 1, 2007 and on December 8, 2008. He was hired in 2004 at the age of 57 while actively involved in an already-distinguished career managing other business enterprises. A full-time commitment to our enterprise deprives him of an opportunity to accrue a meaningful retirement benefit from his other business enterprises. In addition, the Committee wanted to establish an additional competitive incentive to induce Mr. Latoff to remain with the Bank as we address important strategic objectives in a very difficult competitive environment.

        The Committee initially decided to require a 5-year period of service in order to accrue a full supplemental award, even though Mr. Latoff had several years' service on the Board prior to becoming a full-time employee of DNB. This vesting period was subsequently shortened to 4.5 years by the December 8, 2008 amendment. The amount of the award is intended to constitute at least 20% of Mr. Latoff's base salary projected to age 70 and to be payable for 15 years to him or his beneficiaries. The Committee felt that this is a competitive award based on peer group information that it reviewed and was an achievable goal given Mr. Latoff's age at the time.

        For more information on the Supplemental Executive Retirement Plan for William S. Latoff, see the discussion under "Management Compensation" at page 39. For more information on contributions by us and payments to Mr. Latoff under the plan and other related matters, see the table on page 27 and the accompanying footnotes and narrative.

        Other Compensation—Deferred Compensation.    In 2006, we adopted non-qualified deferred compensation plans for our executives and directors, pursuant to which they may elect to defer receipt of base salary, annual incentives, or other awards in the case of executives and directors' fees or meeting stipends in the case of directors. Amounts that are deferred are credited to the participant's account under a "rabbi" trust agreement. The amounts credited to each participant will change in value based upon changes in the market value of our stock. We adopted these plans to enable our executives and directors to defer receipt, and hence defer taxability, of portions of their compensation over time in order to build their retirement accumulations. The Committee's research convinced the Committee that this type of deferred compensation plan is consistent with best practices in the banking industry for attracting, motivating, rewarding and retaining directors and executive officers.

        The plans further encourage executives and directors to save by deferring their pay by providing a 10% premium for compensation deferred in stock into the plans. The Committee believes this 10% premium on deferred compensation will also incentivize them to build long-term value for our stock in order to reward themselves to the extent our shareholders are rewarded. Furthermore, as they receive incentive compensation, the plan provides that it will be paid in our common stock, which will further increase the executive's shareholder stake.

        These plans recognize the fact that many of the executives who can have a significant impact upon the future of DNB have been and will be hired in mid-career or in the later stages of their careers and therefore it is even more important that they have a deferral vehicle available to prudently save portions or all of their Annual Incentive awards, as well as base salary. The plans are also designed to better align their interests with those of our shareholders.

        For more information on our Deferred Compensation Plan for Officers, see the discussion under "Management Compensation" at page 36. For more information on deferred compensation for named executive officers and directors, see the tables on pages 27 and 31 and the accompanying footnotes and narrative.

        Director Compensation.    To date, DNB has not paid any separate compensation for Director duties to executive officers who are also Directors. We do not presently expect to pay separate compensation to our executive officers (who are also officers of the Bank) in the future. We do expect to pay compensation to our non-employee directors ("Outside Directors") in the future. Compensation of Outside Directors is established by the board, upon recommendation of the Benefits & Compensation Committee. Directors who are employed by DNB are not entitled to additional compensation for board or committee service. Outside Directors receive compensation according to the table on page 32; however, no separate compensation will be paid to a director of the Bank who attends a board meeting that is held jointly with a board or committee meeting of DNB Financial Corporation. Each committee is a committee of the Bank and the Corporation.

        In addition to cash fees, Outside Directors are also eligible to receive compensation in the form of DNB Financial Corporation common stock under the Corporation's 1995 Stock Option Plan (as amended and restated as of April 27, 2004) (The "Stock Option Plan") or the Incentive Equity and Deferred Compensation Plan (The" Incentive Equity Plan") adopted on November 24, 2004 (collectively, the "Plans"). Under The Stock Option Plan, each Outside Director may be awarded Stock Options. Under the Incentive Equity Plan, each Outside Director may be awarded Stock Options, Restricted Stock awards of the Corporation's common stock, or one of several other forms of equity compensation. Shares of common stock under both Plans issued prior to December 31, 2006 vested immediately, but are generally not transferable by a director. In the event of a director's death, shares of common stock held in his or her name will be issued to his or her beneficiary. All transfer restrictions will lapse upon a change in control, as that term is defined in the Plans. Stock dividends, stock splits and similar transactions will have the same effect on shares of stock issued pursuant to the Plans as on all other shares of DNB Financial Corporation common stock outstanding.

        Outside Directors may defer all or a part of their director compensation in accordance with the terms of the Deferred Compensation Plan for Directors of DNB Financial Corporation (adopted effective October 1, 2006). Under this plan, a director may defer retainer, meeting fees and Restricted Stock awards until such time as the director ceases to be a member of the Board of Directors. DNB Financial Corporation Common Stock is the only available investment option under this Plan. DNB will allocate to a deferred compensation account for the participant that number of shares of DNB common stock having a fair market value, on the last day of the month in which such compensation would have been paid in absence of the deferral election, equal to 110% of the amount of compensation the participant has elected to defer. Four of the five Outside Directors participated in the Deferred Compensation Plan for Directors of DNB Financial Corporation in 2008.

  Impact of Recent Regulatory Developments on Determinations of Executive Compensation

        Effect of the Emergency Economic Stabilization Act of 2008.    On January 30, 2009, the Corporation completed a preferred stock issuance under the U.S. Treasury Department's Capital Purchase Program (also called the CPP), which implements provisions of the Emergency Economic Stabilization Act of 2008 (sometimes called EESA) and the Treasury Department's Troubled Asset Relief Program implementing parts of EESA (also called the TARP). The CPP requires us to comply with executive compensation regulations issued by the Treasury Department in October 2008. Those regulations impose the following major requirements on the Corporation so long as the Corporation continues to participate in the CPP:

  •
  Our incentive compensation arrangements may not encourage our chief executive officer, chief financial officer or three other most highly paid executive officers (known as our senior executive officers) to take unnecessary and excessive risks. The Benefits & Compensation Committee must review our incentive compensation arrangements to confirm this.

  •
  Our Benefits & Compensation Committee must meet at least annually with our senior risk officer to discuss and review the relationship between our risk management policies and practices and our senior executive officer incentive compensation arrangements. The committee has performed this review, and its conclusions are included in its report which appears at the end of this compensation discussion and analysis.

  •
  We and each of our senior executive officers agreed to abide by a provision of EESA which limits the amounts that can be paid to him upon his involuntary separation from service with us, or his separation from service in connection with a bankruptcy filing, receivership or insolvency of the Corporation or the Bank, to a present value of less than three times his average annual compensation for services performed for us which is includible in his gross income in his most recent five taxable years ending before the date of his separation from service with us. This is often referred to as a golden parachute payment.

  •
  Applicable Treasury regulations may deem us to have agreed to limit our tax deduction for compensation paid to any senior executive officer to $500,000 annually. Included within this limitation is deferred compensation earned by a senior executive officer during a year in which the U.S. Treasury holds an equity or debt position in the Corporation but which is not eligible for a deduction until a subsequent year.

  •
  At the time we sold our preferred stock to the U.S. Treasury, each of our senior executive officers signed an agreement to reduce his or her compensation and other benefits to the extent necessary to comply with these EESA requirements.

        Effect of Treasury Department Guidelines Announced February 4, 2009.    On February 4, 2009, the Treasury Department announced additional executive compensation guidelines containing expansive new restrictions on executive compensation for companies participating in future federal programs such as the CPP. The Treasury Guidelines state that the new guidelines would not apply to CPP participants such as the Corporation unless they also participate in a future exceptional assistance program or a future generally available capital access program. The Treasury Guidelines are general in nature and appear to contemplate new rulemaking by Treasury before they become effective. Further, some of the Treasury Guidelines reflect provisions in ARRA, discussed below. Among other things, the Treasury Guidelines contemplate an absolute $500,000 annual compensation limit for senior executive officers. Therefore, while we do not believe the February 4th Treasury Guidelines will apply to the Corporation unless it or the Bank participates in future capital access or exceptional assistance programs, and while management has no present intention to participate in any future programs, it is possible that the Corporation or the Bank might decide later to participate. Furthermore, the proposed regulations to implement the February 4th Treasury Guidelines have not been issued yet. For these reasons, we cannot now predict whether the Corporation or the Bank will become subject to any of the February 4th Treasury Guidelines.

        Effect of the American Recovery and Reinvestment Act of 2009.    The American Reinvestment and Recovery Act of 2009 (sometimes called ARRA), which became effective February 17, 2009, contains expansive new restrictions on executive compensation for financial institutions such as the Corporation that participate in the CPP. ARRA amends EESA by continuing all the same compensation and governance restrictions. It also adds the following major new requirements:

  •
  ARRA prohibits CPP participants from paying any "bonus, retention award, or incentive compensation" to certain officers. In our case, it applies these restrictions to only our chief executive officer because of the amount of preferred stock we issued in the CPP. This prohibition does not apply to bonus amounts payable pursuant to certain agreements in effect on or before February 11, 2009. Treasury has not yet issued regulations clarifying how this provision will apply to us.

  •
  The new law allows one exception to the restriction on bonuses, retention awards or incentive compensation by permitting companies to issue "long-term" restricted stock, but the value of the stock cannot exceed one-third of the total amount of annual compensation of the employee receiving the stock, and the stock cannot fully vest until after all CPP obligations (other than the warrants to purchase our common stock issued to the Treasury) have been satisfied. The law does not explain, and the Treasury Department has not yet issued any regulations clarifying, how to treat or value a wide variety of compensation related items when planning for compliance with this provision.

  •
  ARRA requires every company receiving CPP assistance to permit a non-binding shareholder vote to approve the compensation of executives as disclosed in the company's proxy statement.

  •
  EESA generally limited golden parachute payments to a senior executive officer to a present value of less than three times his average annual compensation for services performed for us which is includible in his gross income in his most recent five taxable years ending before the date of his separation from service. However, as long as any CPP related obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding, ARRA now prohibits any payment to a senior executive officer or any of the next five most highly-compensated employees for departure from a company for any reason, except for payments for services performed or benefits accrued.

  •
  EESA required CPP-participating companies to recover any bonus or other incentive payment paid to a senior executive officer on the basis of materially inaccurate financial or other performance criteria. ARRA extends this recovery requirement to the next 20 most highly compensated employees in addition to the senior executive officers.

  •
  ARRA prohibits a CPP participant from implementing any compensation plan that that would encourage manipulation of the reported earnings of the company to enhance the compensation of any of its employees.

  •
  So long as the Corporation participates in the CPP, ARRA requires our Benefits & Compensation Committee to meet at least semiannually to discuss and evaluate employee compensation plans in light of an assessment of any risk to the Corporation posed by such plans.

  •
  ARRA requires the chief executive officer and chief financial officer to provide a written certification of compliance with the executive compensation restrictions in ARRA in the company's annual filings with the SEC.

  •
  ARRA requires each CPP participant to implement a company-wide policy regarding excessive or luxury expenditures, including excessive expenditures on entertainment or events, office and facility renovations, aviation or other transportation services.

  •
  ARRA directs the Treasury Department to review bonuses, retention awards, and other compensation paid to the senior executive officers and the next 20 most highly-compensated employees of each company, such as the Corporation, that participated in the CPP, to determine if any were inconsistent with the CPP or otherwise in conflict with the public interest. If the Treasury Department identifies any, it must seek to negotiate with the company and affected employees for reimbursement of those payments to the company.

        ARRA requires the Treasury Department and the SEC to issue rules to implement its new executive compensation restrictions. Until rules are finalized, many details relating to the new rules described above will remain unclear.

        Our Benefits & Compensation Committee has begun considering these new limits on executive compensation. Over the course of this coming year, the committee will continue to review them, determine how they impact our executive compensation program, and decide whether any of our employee compensation arrangements or plans must be modified to comply with the new rules.

 BENEFITS & COMPENSATION COMMITTEE REPORT

        The Benefits & Compensation Committee held five meetings during fiscal year 2008. The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Benefits & Compensation Committee, the Benefits & Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to shareholders.

        In accordance with the requirements related to the Corporation's participation in the United States Department of the Treasury's Troubled Assets Relief Program ("TARP"), the Benefits & Compensation Committee certifies that it has reviewed with the Corporation's Senior Risk Officer the 2008 Senior Executive Officer ("SEO") incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage SEOs to take unnecessary and excessive risks that may threaten the value of the Corporation In making this certification, the Benefits & Compensation Committee reviewed the incentive compensation arrangements in effect for 2008. The Benefits & Compensation Committee will similarly review 2009 incentive compensation arrangements as such arrangements are established.

        In addition, the American Recovery and Reinvestment Act of 2009 includes various provisions related to compensation arrangements at financial institutions participating in TARP. The Committee will review the Corporation's compensation program to determine what steps should be taken to comply with this new legislation.

THE BENEFITS & COMPENSATION COMMITTEE

    James H. Thornton, Chairman
    James J. Koegel
    Thomas A. Fillippo

 MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION—SUMMARY COMPENSATION TABLE

        The following table sets forth information for each of the named executive officers for the fiscal years ended December 31, 2008 and 2007: (1) the dollar value of base salary and bonus earned; (2) stock awards; (3) the change in pension value and non-qualified deferred compensation earnings; (4) all other compensation; and, finally, (5) the dollar value of total compensation.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(2),(3)	All Other Compensation ($)(4)	Total ($)
William S. Latoff	2008	295,100	—	33,435	340,253	10,915	679,703
Chairman & CEO	2007	295,000	25,000	40,011	238,049	10,772	608,832
William J. Hieb	2008	210,100	5,000	23,347	1,126	11,739	251,312
President & COO	2007	210,000	20,000	31,269	1,450	10,453	273,172
Albert J. Melfi(3)	2008	203,408	5,000	8,475	—	9,850	226,733
Executive V.P. & Chief	2007	198,120	17,000	706	—	10,317	226,143
Lending Officer

(1)
The columns disclosing Option awards and Non-Equity Incentive Plan Compensation have been omitted from the table because no officer earned any compensation during 2008 of a type required to be disclosed in those columns.

(2)
Includes the compensation accrued to Messrs. Latoff's and Hieb's benefit under our Deferred Compensation Plan adopted effective October 1, 2006, described on page 36. For Mr. Latoff, the compensation accrued to Mr. Latoff's benefit during 2008 and 2007 was accrued under a Supplemental Executive Retirement Plan dated December 20, 2006, as amended March 20, 2007 and December 8, 2008. For a summary of the terms of the plan, see "Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer" at pages 39 to 41 of this Proxy.

(3)
On December 17, 2008, 13,800 shares of restricted stock were awarded to executive officers under this Plan. On December 31, 2008, the executive officers declined 11,800 awarded shares in order to reduce the DNB's annual operating costs and improve the overall efficiency ratio in 2009.

(4)
Includes the following payments we paid on behalf of the following executives in 2008:

Name	Company Contributions to Defined Contribution Plans(1)	Insurance Premiums(2)
William S. Latoff	10,219	696
William J. Hieb	11,043	696
Albert J. Melfi	9,154	696

    (1)
    The contributions paid on the executives' behalf during 2008 under the Bank's 401(k) Retirement Savings and Profit Sharing Plan. For a summary of the terms of the plan, see the description on page 38 of this Proxy.

    (2)
    The insurance premiums paid on the executives' behalf during 2008 under the Bank's Insurance plans available to all employees. For a summary of the terms of the plan, see the description on page 39 of this Proxy.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—OFFICERS

        The following table sets forth information on outstanding options and stock awards held by the named executive officers at December 31, 2008, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards(2)			Stock awards(3)
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
William S. Latoff	1,884	17.40	06/30/2009	6,150	56,580
Chairman & CEO	1,883	9.23	06/30/2010
	1,882	11.16	06/30/2011
	1,882	16.83	06/30/2012
	1,882	18.66	06/30/2013
	25,467	24.27	04/17/2015
	18,742	17.51	12/21/2015
William J. Hieb	6,945	22.78	12/21/2014	2,100	19,320
President & COO	17,640	17.51	12/21/2015
Albert J. Melfi	—	—		1,575	14,490
EVP & Chief Lending Officer

(1)
The columns disclosing "number of securities underlying unexercised options—non-exercisable," "equity incentive plan awards—number of securities underlying unexercised unearned options," "equity incentive plan awards: number of unearned shares, units, or other rights that have not vested" and "equity incentive plan awards—market or payout value of unearned shares, units, or other rights that have not vested" have been omitted from the table because no officer earned any compensation during 2008 of a type required to be disclosed in those columns.

(2)
The stock options granted to each executive officer prior to 2008, were granted under the Corporation's 1995 Stock Option Plan. For a summary of the terms of the plan, see the description on page 35 of this Proxy.

(3)
Stock awards were granted under our Incentive Equity and Deferred Compensation Plan and the accompanying Deferred Compensation Plan for officers. For a summary of the terms of these plans, see the description on page 35 of this Proxy.

Officer Employment Agreements

        Except as described in this Proxy Statement, none of the named executive officers of the Corporation has an employment agreement with the Corporation.

        In the Corporation's letter to Mr. Albert J. Melfi, Jr., offering him employment, the Corporation agreed to pay Mr. Melfi a minimum $15,000 guaranteed bonus for year 2007, payable in accordance with normal plan distribution rules. The Corporation also agreed to cover the cost of Mr. Melfi's COBRA payments (less the amount that he would contribute for the same plan with the Corporation) to his previous employer's insurance provider until Mr. Melfi becomes eligible to participate in the Corporation's health insurance program. Mr. Melfi became eligible to participate in the Corporation's health insurance program on February 20, 2007.

Officer Change of Control Agreements

        The Corporation and the Bank (the Corporation and the Bank are sometimes referred to herein for this purpose as the "Company") entered into Change of Control Agreements (individually referred to as an "Agreement" or collectively referred to as the "Agreements") with Mr. Hieb on April 28, 2003 and with Mr. Latoff on December 17, 2004 in order to provide the executive officers with severance payments as additional incentive to induce the executive officers to devote their time and attention to the interest and affairs of the Company. These Change of Control Agreements were amended and restated on December 20, 2006. The Company entered into a Change of Control Agreement similar to these amended and restated Change of Control Agreements with Mr. Melfi on December 20, 2006.

        As amended and restated, the change in control agreement with each executive officer obligates the Company to pay the executive officer, upon a termination of his employment with the Company after a "change in control" (as defined in the agreement), either by the Company other than for "cause" (as defined in the agreement), or by him for "good reason" (as defined in the agreement), "Base Severance" in an amount equal to a designated multiple of his "Total Annual Cash Compensation." For Mr. Latoff, the multiple is 2.99. For Mr. Hieb, the multiple is 2.00. For Mr. Melfi, the multiple is 1.5. These payments and the value of these benefits, including payments under all other plans which the executives participate in, would be estimated to total $515,551 for Mr. Hieb, $3,002,165 for Mr. Latoff (under the provisions of his change in control agreement SERP as in force on December 31, 2006), and $358,592 for Mr. Melfi applying the assumptions that the triggering event took place on December 31, 2008.

        The agreement defines an executive officer's "Total Annual Cash Compensation" as the sum of two elements:

  (I)
  The aggregate amount of (i) salary, (ii) the Company's cash contribution toward the cost of medical, life, disability and health insurance benefits, and (iii) employer contributions (whether or not matching) under the Company's qualified defined contribution retirement plans, that was payable to or for the benefit of the executive officer at any time during a designated period ended prior to the time the executive officer becomes entitled to severance payments (the "Base Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Melfi, this period is the most recent full fiscal year of the Company.

  (II)
  The aggregate cash bonuses that have been earned by the executive officer for performance by the executive officer during a designated period ended prior to the time the executive officer becomes entitled to severance payments, but any bonus shall only be included in the foregoing to the extent it has been finally approved and fixed as to amount at the time the executive officer becomes entitled to severance payments (the "Bonus Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Melfi, this period is the most recent full fiscal year of the Company.

        The severance payment is to be made in a lump sum within 1 calendar week following the date of termination, subject to withholding by the Corporation as required by applicable law and regulations. For each of the executive officers other than Mr. Latoff, if the severance payment or payments under the agreement, either alone or together with other payments which the executive officer has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment is to be reduced to the largest amount as will result in no portion of the lump sum severance payment under the agreement being subject to the excise tax imposed by Section 4999 of the Code. For Mr. Latoff, if, as a result of payments provided for under the agreement, together with all other payments in the nature of compensation provided to or for the benefit of Mr. Latoff under any other plans or agreements in connection with a Change in Control, Mr. Latoff becomes subject to excise taxes under Section 4999 of the Code, then, in addition to any other benefits provided under or pursuant to the agreement or otherwise, the Company will be obligated to pay to Mr. Latoff at the time any such payments are made under or pursuant to his change of control agreement or other plans or agreements, an amount equal to the amount of such excise taxes (this is referred to in the Agreement as the "Parachute Tax Reimbursement"). In addition, the Company is obligated to "gross up" any Parachute Tax Reimbursement by paying to Mr. Latoff at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that are or will be payable by Mr. Latoff as a result of the Parachute Tax Reimbursement being paid or payable to Mr. Latoff and as a result of such additional amounts paid or payable to Mr. Latoff for the Parachute Tax Reimbursement or its gross-up, such that after payment of such additional taxes Mr. Latoff shall have been paid on a net, after-tax basis an amount equal to the Parachute Tax Reimbursement. These tax-related amounts are to be computed assuming that Mr. Latoff is subject to each tax at the highest marginal rate. If more than one agreement or plan provides for a Parachute Tax Reimbursement and a gross-up for Mr. Latoff, he is to receive only one Parachute Tax Reimbursement.

        Each agreement also provides for payment of the executive officer's health insurance, HMO or other similar medical provider benefits (excluding any disability plans or benefits) for a designated period after termination of employment. For Mr. Latoff, this period is 18 months. For the other executive officers, it is 12 months.

        The change of control agreements define a "change in control" as any one or more of the following: (1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")(or any successor provision) as it may be amended from time to time; (2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's then outstanding securities; (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or (4) the signing of a letter of intent or a formal acquisition or merger agreement between the Company and a third party which contemplates a transaction which would result in a "change of control" of the type described in clauses (1), (2) or (3) of this sentence, but only if the letter of intent or agreement, or the transaction contemplated thereby, has not been canceled or terminated at the time employment terminates.

        The change of control agreements define termination for "cause" as termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of the Company's affairs pursuant to a notice or other action by any Regulatory Agency, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors of the Company will probably cause substantial economic damages to the Company, willful or intentional breach or neglect by the executive officer of his duties, or material breach of any material provision of this Agreement. For purposes of this paragraph, no act, or failure to act on the executive officer's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by the executive officer in reliance upon an approving opinion of counsel to the Company or counsel to the executive officer shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of the executive officer and the standards prevailing in the banking industry.

        An executive officer shall be deemed to have "good reason" for terminating his employment under his change of control agreement if he terminates such employment within two (2) years after the occurrence of any one or more of the following events without his express written consent, but only if the event occurs within two (2) years after a "change in control" (as defined in the agreement): (i) the assignment to the executive officer of any duties inconsistent with the executive officer's positions, duties, responsibilities, titles or offices with the Company as in effect immediately prior to a change in control of the Company, (ii) any removal of the executive officer from, or any failure to re-elect the executive officer to, any of such positions, except in connection with a termination or suspension of employment for cause, disability, death or retirement, (iii) a reduction by the Company in the executive officer's base annual salary, bonus and/or benefits as in effect immediately prior to a change in control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in the executive officer's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of the Company having the title of senior vice president or above, or (iv) any purported termination of the executive officer's employment with the Company when "cause" (as defined in this Agreement) for such termination does not exist, or (v) a relocation of the executive officer's workplace outside of Chester County, Pennsylvania.

        Our ability to pay severance under change in control agreement is impacted by provisions of ARRA, which, as long as any obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding under the U.S. Treasury Department's Capital Purchase Program, prohibits any payment to a senior executive officer or any of the next five most highly-compensated employees for departure from a company for any reason, except for payments for services performed or benefits accrued. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Compensation Discussion and Analysis—Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 23.

DIRECTOR COMPENSATION TABLE

        The Corporation has compensated its directors for their services and expects to continue this practice. Information relating to the compensation of the Corporation's directors during 2008 is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)
Thomas A. Fillippo	21,380	3,113	1,603	—
William J. Hieb(3)	—	—	—	—
Mildred C. Joyner	22,580	3,113	2,258	—
James J. Koegel	26,780	3,113	1,785	—
William S. Latoff(3)	—	—	—	—
Eli Silberman(2)	20,880	3,113	—	30,000
James H. Thornton	30,080	3,113	2,005	—

(1)
The columns disclosing option awards, non-equity incentive plan compensation, and all other forms of compensation have been omitted from the table because no director earned any compensation during

  2008 of a type required to be disclosed in those columns. For aggregate numbers of stock awards and option awards outstanding at December 31, 2008, see the following table titled, "Outstanding Equity awards At Fiscal Year End Table—Directors."

(2)
During 2008, the Corporation has paid an aggregate of $30,000 in consulting fees to TSG, Inc., a corporation owned by Eli Silberman, a director of the Corporation, for public relations and marketing services rendered to the Corporation and the Bank. On December 17, 2008, the Bank signed an agreement with TSG, Inc. for $30,000 for similar services to be provided in 2009.

(3)
Messrs. Hieb and Latoff received no compensation for their service on the Board of Directors. Compensation paid to each of them as President & COO and as Chairman & CEO, respectively, is disclosed in the Executive Compensation—Summary Compensation Table on page 27.

Annual Fees:
Cash Retainer (all members)	$15,380
Equity Compensation (all members)	—
Committee Chairman:
Audit Committee	7,000
All Other Committees	5,000
Fee for a Director who Chairs more than one Committee	2,500
Per-Meeting Attendance Fees:
Board meetings (all members)	$—
Committee meetings:
On-Site	500
Telephonic	300

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—DIRECTORS

        The following table sets forth information on outstanding options and stock awards held by Directors at December 31, 2008, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards(2)			Stock awards(3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Thomas A. Fillippo				1,275	11,730
Mildred C. Joyner	3,472	24.27	04/17/2015	1,275	11,730
	2,756	17.51	12/21/2015
James J. Koegel	6,366	24.27	04/17/2015	1,275	11,730
	2,756	17.51	12/21/2015
Eli Silberman	667	18.66	06/30/2013	1,275	11,730
	6,366	24.27	04/17/2015
	2,756	17.51	12/21/2015
James H. Thornton	1,884	17.40	06/30/2009	1,275	11,730
	1,883	9.22	06/30/2010
	1,882	11.16	06/30/2011
	1,882	16.83	06/30/2012
	1,882	18.66	06/30/2013
	6,366	24.27	04/17/2015
	2,756	17.51	12/21/2015

(1)
The columns disclosing number of securities underlying unexercised options that are non-exercisable, equity incentive plan awards: number of securities underlying unexercised unearned options, equity incentive plan awards: number of unearned shares, units, or other rights that have not vested and equity incentive plan awards: Market or payout value of unearned shares, units, or other rights that have not vested have been omitted from the table because no director earned any compensation during 2008 of a type required to be disclosed in those columns.

(2)
The stock options granted to each director prior to 2008, were granted under the Corporation's 1995 Stock Option Plan. For a summary of the terms of the plan, see the description on page 35 of this Proxy.

(3)
The stock awards granted to each director prior to 2008, were granted under the Corporation's Incentive Equity and Deferred Compensation Plan for Officers and Directors. For a summary of the terms of the plan, see the description on page 35 of this Proxy.

Director Change of Control Agreements

        The Corporation has entered into Change of Control Agreements dated November 10, 2005 with James H. Thornton, James J. Koegel, and Eli Silberman, February 23, 2005 with Mildred C. Joyner and February 22, 2006 with Thomas A. Fillippo. The agreement with each director obligates the Company to pay severance to the director, upon a termination of his or her service as a director with the Company under certain circumstances after a "change in control" (as defined in the agreement) or at any time within three years thereafter. The severance is equal to 2.99 times the larger of the aggregate annual cash compensation paid to the director for director services during the last full fiscal year of the Company ending prior to a Change in Control or during any subsequent fiscal year. The severance can be paid if the director's service is terminated, after a Change in Control, by the Company without "Cause" or by the director for "Good Reason." The severance will be payable in equal installments over a period of three years following the date of termination of service, subject to withholding of any taxes by the Company as required by applicable law and regulations. Unless the Company shall have elected to pay in more frequent installments, the installments will be paid monthly. If the Company paid the director's health insurance, HMO or other similar medical provider benefits (excluding any disability plans or benefits) immediately prior to the date of termination, the Company will continue to pay for or reimburse those benefits for one year after the date of termination of service, but in an aggregate amount not exceeding the Company's payments for those benefits in the year preceding the date of termination of service. As with the change of control agreements for executive officers, payments of severance to a director under his or her change of control agreement will be reduced to the extent necessary to avoid a liability for an excise tax on excess parachute payments under Section 4999 of the Internal Revenue Code.

        The director change of control agreements define a "change in control" as any one or more of the following: (1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")(or any successor provision) as it may be amended from time to time; (2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date of this Agreement), other than the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company or Bank representing 25% or more of the combined voting power of Company's then outstanding securities; or (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; (4) the signing of a letter of intent or a formal acquisition or merger agreement between the Company or the Bank, of the one part, and a third party which contemplates a transaction which would result in a "Change of Control" under paragraphs (1), (2) or (3) of this definition, but only if the letter of intent or agreement, or the transaction contemplated thereby, has not been canceled or terminated at the time the triggering event in question occurs.

        The director change of control agreements define termination for "cause" as (i) involuntary termination, prior to the expiration of a regular term of office, of the director's status or services as a director in accordance with the provisions of the Company's articles or bylaws, or by court order or otherwise in accordance with applicable law or regulations, or (ii) personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, or willful or intentional breach or neglect by the director of his duties, or (iii) suspension or removal from office or prohibition from participation in the conduct of the Company's affairs pursuant to a notice or other action by any regulatory agency, or (iv) willful violation of any law, rule or regulation or final cease-and-desist order or other regulatory agreement, which violation in the reasonable judgment of the Board of Directors of the Company will probably cause substantial economic damages to the Company. For purposes of this definition, no act, or failure to act on the director's part shall be considered "willful" unless done, or omitted to be done, by the director without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by the director in reliance upon an approving opinion of counsel to the Company or counsel to the director shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, the Company will have the burden of proof with regard to the acts or omission of the director and the standards prevailing in the banking industry.

        DNB's authority to permit payments under change of control or severance agreements upon a change in control or termination of employment may be limited by provisions of ARRA, which prohibit any payment to a senior executive officer or any of the next five most highly-compensated employees for departure from a company for any reason, except for payments for services performed or benefits accrued. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Compensation Discussion and Analysis—Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 23.

        A director will be deemed to have "good reason" for terminating his or her employment under his or her change of control agreement a director will be deemed to have "Good Reason" for causing a termination of his or her services as director if the termination occurs within one year after any of the following events has occurred without the directors consent: (i) a reduction (for reasons other than the actions of the director) in the aggregate annual compensation paid to the director for director services during any fiscal year of the Company, as compared to the greater of the aggregate annual compensation paid to the director during the Company's most recent full fiscal year to be completed before the Change in Control, the aggregate annual compensation paid to the director during any later fiscal year; or (ii) the Company's failure to give the director increases in aggregate annual compensation at least equal to any increases given to other directors in their compensation for comparable services as director; (iii) the imposition by the Company of changes in duties or schedule or location of attendance at board or committee meetings that, singly or in the aggregate, impose additional unreimbursed expense, or other unreasonable burdens, on the director in attending or participating in board or committee meetings or otherwise fulfilling his or her responsibilities.

Stock Option Plan

        At the Corporation's annual meeting in 2004, the shareholders of the Corporation approved the Corporation's 1995 Stock Option Plan (as amended and restated, effective as of April 27, 2004) (the "Stock Option Plan"). In approving the amendment and restatement of the Stock Option Plan at the 2004 annual meeting, the Corporation's shareholders approved the availability of 200,000 additional shares of the Corporation's Common Stock (to permit an aggregate maximum of 643,369 shares) to be issued upon the exercise of incentive and non-qualified stock options that the Board of Directors may grant to employees and Directors of the Corporation and the Bank. In addition to increasing the number of shares that may be issued on option exercises, the shareholders also approved amendments to (i) incorporate the possibility for Board of Directors' approval of "immaculate cashless" exercises of Stock Options, (ii) eliminate a formula requirement for annual grants of Stock Options to directors of the Corporation, (iii) extend the term of the Stock Option Plan to April 27, 2014, (iv) provide for the possibility that the Stock Option Plan could be administered by a Committee of the Board, (v) permit optionees to elect to have withholding taxes paid in shares of Common Stock, and (vi) grant greater flexibility to the Board of Directors in administering the Plan.

        Option exercise prices must be 100% of the fair market value of the shares on the date of option grant and the option exercise period may not exceed 10 years except that, with respect to incentive stock options awarded to persons holding 10% or more of the combined voting power of the Corporation, the option exercise price may not be less than 110% of the fair market value of the shares on the date of option grant and the exercise period may not exceed 5 years.

Incentive Equity and Deferred Compensation Plan

        The Corporation's Incentive Equity and Deferred Compensation Plan (the "Omnibus Plan"), which has not been approved by the Corporation's shareholders, provides for grants of stock appreciation rights ("SARs"), restricted stock ("Restricted Stock") and unrestricted stock ("Unrestricted Stock") (awards of Restricted Stock and Unrestricted Stock are sometimes referred to as "Stock awards"), and provide for employees and directors to periodically elect to defer receipt of compensation from the Corporation

("Deferred Compensation") (these are sometimes referred to below as "awards"). Under the Incentive Equity and Deferred Compensation Plan (in this discussion sometimes referred to as the "Plan"), awards may be granted either alone or in addition to or in tandem with another award. The Board of Directors may amend or terminate the Incentive Equity and Deferred Compensation Plan, except as limited or prohibited by applicable law or regulations.

        Under the Plan, Unrestricted Stock awards can be granted by the Board with or without conditions and may provide for an immediate or deferred transfer of shares to the participant; and Restricted Stock awards would be subject to such restrictions on transferability and risks of forfeiture as the Board may determine. If the participant terminates employment with the Corporation during the restriction period related to any Restricted Stock award, the shares of Common Stock subject to the restriction would be forfeited; however, the Board would have discretion to waive any restriction or forfeiture condition related to such shares of Common Stock. The Incentive Equity and Deferred Compensation Plan permits Stock awards qualifying as "performance-based compensation" under Section 162(m) of the Code to certain participants that qualify as "covered employees" under Section 162(m) of the Code. However, the Board of Directors does not anticipate granting any Stock awards qualifying as "performance-based compensation" under Section 162(m).

        The Plan permits participants to elect to defer receipt of all or any part of a participant's annual salary, bonus, director's fees, or (subject to Board discretion) Common Stock or cash deliverable pursuant to a Stock Option or an award. Elections as to salary and bonus could only be made annually. The Corporation would establish a special ledger account ("Deferred Compensation Account") on the books of the Corporation for each electing participant. The Corporation may establish one or more trusts to fund deferred compensation obligations under the Incentive Equity and Deferred Compensation Plan. The accounts of multiple participants may be held under a single trust but in such event each account would be separately maintained and segregated from each other account.

        Except in the case of financial hardship, a participant would not receive a distribution, in either a lump sum or in annual installments over a period of up to 10 years as specified by the participant, from his or her Deferred Compensation Account until the earlier of (1) termination of the participant's employment or directorship with the Corporation, or (2) the death or legal incapacitation of the participant, a "change in control" of the Corporation (as finally defined in any Supplemental Equity Compensation Plan as may be adopted). In addition, a director may, subject to certain restrictions, specify an age to receive distributions of the director's Deferred Compensation Account. The Board of Directors would have authority, in its sole discretion, to allow an early distribution from a participant's Deferred Compensation Account in the event of severe financial hardship due to the sudden illness of the participant or a participant's family member, or the loss of the participant's property due to casualty or other extraordinary circumstance.

        As long as any obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding under the U.S. Treasury Department's Capital Purchase Program, our incentive compensation policies and the structure of our incentive compensation program may be affected by ARRA and regulations issued by the U.S. Treasury Department under EESA, and our ability to pay any "bonus, retention award, or incentive compensation" to our chief executive officer is limited by provisions of the ARRA. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Compensation Discussion and Analysis—Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 23.

Deferred Compensation Plans for Officers and Directors

        Under the Omnibus Plan, DNB has also established the Deferred Compensation Plan for Directors of DNB Financial Corporation adopted effective October 1, 2006 (the "Directors Plan") and the DNB

Financial Corporation Deferred Compensation Plan adopted effective October 1, 2006 (the "Officers Plan") (individually, a "Plan" and collectively, "Plans").

        The Directors Plan permits a non-employee director of DNB or any of its direct or indirect subsidiaries to defer all or a portion of the compensation payable to the director for his or her services as a member of the board of DNB or a subsidiary and committees thereof. The Officers Plan permits an eligible officer to elect to defer up to fifty percent (50%) of the regular salary otherwise payable to the eligible officer and all or a portion of any annual or other periodic bonus otherwise payable to the eligible officer. The Omnibus Plan contains provisions governing the Directors Plan and the Officers Plan, which are subject to the Omnibus Plan except to the extent they provide otherwise.

        Pursuant to the applicable Plans, DNB will provide eligible officers and non-employee directors the opportunity to enter into agreements for the deferral of a specified percentage of their annual compensation and/or bonus award. The obligations of DNB to pay compensation that is deferred under the Plans, which are called Deferred Compensation Obligations in the registration statement, will be unsecured general obligations of DNB to pay the deferred compensation in the future in accordance with the terms of the applicable Plans, and will rank pari passu with other unsecured and unsubordinated indebtedness of DNB, from time to time outstanding. There is no trading market for the Deferred Compensation Obligations. The Deferred Compensation Obligations are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Any attempt by any person to transfer or assign benefits under any of the Plans will be null and void. The Deferred Compensation Obligations are not convertible into any other security of DNB. The amount of compensation to be deferred by each participating officer or non-employee director, and hence the amount of the Deferred Compensation Obligations owed to each participant and to participants in the aggregate will be determined in accordance with the Plans based on elections to be made in the future by each participant.

        The Plans require that amounts credited to an eligible director's deferred compensation account must be payable no later than the earlier of: (i) the date as of which the director separates from service with DNB, within the meaning of Section 409A of the Code; or (ii) the director's attainment of age 75. The Plans require that amounts credited to an eligible officer's deferred compensation account must be payable no later than the date as of which the officer separates from service with DNB. Subject to these requirements, a participant may designate an earlier distribution date at the time he or she elects to defer compensation. This earlier distribution date may be either (a) the director's or officer's attainment of a specified age or (b) a specified date. A single designation must apply to the entire balance of the participant's deferred compensation account.

        While the Plans permit a participant to change this earlier distribution date from time to time, the new early distribution date a participant selects in any change cannot be less than 12 months after the date the participant makes that change, and the first payment as a result of the new designation cannot be made earlier than five (5) years after the date the first payment would have been made before the participant changed the early distribution date.

        A participant may elect to have distributions made from his or her deferred compensation account in the form of a lump sum, or in annual installments for a period of up to ten (10) years. The first distribution payment is to be made on or about January 15 of the calendar year following the calendar year in which the distribution event occurs.

        Each participant has the right to designate one or more persons as beneficiary to receive the balance of the participant's deferred compensation account on the participant's death. A participant may, from time to time, revoke or change the beneficiary designation by filing a new designation with DNB. The last designation received by DNB in accordance with the applicable Plans will be controlling as long as DNB receives it prior to the participant's death. If no beneficiary designation is in effect at the death of a participant, or if no designated beneficiary survives the participant, the balance of the participant's deferred compensation account will be made to the participant's estate.

        All elections and designations must be made in accordance with the terms of the respective Plans.

        The Plans permit the board of directors or administering committee to authorize distribution of all or a portion of a participant's deferred compensation account in advance of the elected deferral date upon request of the participant if the board of directors or administering committee determines that the participant has experienced an unforeseeable emergency, within the meaning of Section 409A of the Internal Revenue Code.

Retirement Plans

Pension Plan

        The Corporation does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Pension Plan") covering all employees of the Bank, including officers, who have been employed by the Bank for 1 year and have attained 21 years of age. The Pension Plan provides pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average monthly base salary, multiplied by their years of accredited service. The accrued benefit is based on the monthly average of their highest 5 consecutive years of their last 10 years of service.

        Effective December 31, 2003, the Bank amended its Pension Plan so that no participants will earn additional benefits under the Pension Plan after December 31, 2003. As a result of this amendment, no further service or compensation will be credited under the Pension Plan after December 31, 2003. The Pension Plan, although frozen, will continue to provide benefit payments and employees can still earn vested credits until retirement, although as of December 31, 2008, there were no participants that were not already 100% vested.

        During 2009, management does not anticipate that the Bank will make a contribution to the Pension Plan for the 2008 Plan Year. The benefits listed in the table below are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Pension Plan for their joint lives.

        The following table shows the estimated annual retirement benefit payable pursuant to the Pension Plan of an employee currently 65 years of age, whose highest salary remained unchanged during his last 5 years of employment and whose benefit will be paid for the remainder of his life.

	Amount of Annual Retirement Benefit with Credited Service of:
Average Annual Earnings	10 Years	20 Years	30 Years	40 Years
$ 25,000	$3,750	$7,500	$11,250	$15,000
50,000	7,500	15,000	22,500	30,000
75,000	11,250	22,500	33,750	45,000
100,000	15,000	30,000	45,000	60,000
125,000	18,750	37,500	56,250	75,000
150,000	22,500	45,000	67,500	90,000
175,000	26,250	52,500	78,750	105,000
200,000	30,000	60,000	90,000	120,000

401(k) Retirement Savings and Profit Sharing Plan

        During the fourth quarter of 1994, the Bank adopted a retirement savings plan intended to comply with Section 401(k) of the Internal Revenue Code of 1986. Prior to January 1, 2004, employees became eligible to participate after 6 months of service, and would thereafter participate in the 401(k) plan for any year in which they have been employed by the Bank for at least 501 hours. Effective January 1, 2004, employees were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. Effective July 1, 2005 all employees, with the exception of on-call employees, were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. In general, amounts held in a participant's account are not distributable until the participant terminates employment with the Bank, reaches age 59 1/2, dies or becomes permanently disabled.

        Participants are permitted to authorize pre-tax savings contributions to a separate trust established under the 401(k) plan, subject to limitations on deductibility of contributions imposed by the Internal Revenue Code. Effective July 1, 2007 the Bank amended the plan to allow after-tax contributions to be made as well. The contributions are subject to the same limitations. The Bank made matching contributions of $.25 for every dollar of deferred salary, up to 6% of each participant's annual compensation from the inception of the plan until December 31, 2008. Effective January 1, 2009, management will evaluate discretionary matching contributions each quarter based upon DNB's financial performance. The Corporation's matching contributions to the 401(k) plan for 2008 was $88,227. On January 1, 2005, the Bank adopted a safe harbor provision for the plan which requires a 3% qualified non-elective contribution to be made to any employee with wages in the current year. Vesting in these qualified non-elective contributions is 100% at all times.

        In 2004, the Bank added a profit-sharing feature to the retirement savings plan under which it began making contributions in 2005 for the 2004 plan year equal to 3% of eligible participants' W-2 wages. Under this feature of the plan, employees are immediately eligible for benefits and will be 100% vested after 3 years of service. In order to be credited with the profit-sharing contribution for any year, an employee must be employed on the last day of the plan year.

Insurance

        All eligible fulltime employees of the Bank are covered as a group by basic hospitalization, major medical, long-term disability, term life and a prescription drug plan. The Bank pays the total cost of the plan for employees with the exception of the major medical and the prescription drug plan, in which there is cost sharing and a co-payment required by the employees.

Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer

        On December 20, 2006, the Board of Directors of DNB Financial Corporation approved, and effective April 1, 2007 and December 8, 2008 modified, a Supplemental Executive Retirement Plan (also known as a SERP) for its Chairman and Chief Executive Officer, William S. Latoff. The purpose of the SERP is to provide Mr. Latoff a pension supplement beginning at age 70 for 15 years in approximately equal amounts each year and to compensate him for the loss of retirement plan funding opportunities from his other business interests because of his commitments to DNB as Chairman and CEO. Mr. Latoff was age 55 when DNB hired him as Chairman and CEO. Pursuant to the SERP, DNB makes annual allocations of $70,000 prior to December 31 each year, commencing in 2006, until 2018, the year in which Mr. Latoff turns age 70, for a total of 13 installments. The SERP provides that the adoption of the plan shall not constitute an employment contract between DNB and Mr. Latoff.

        Pursuant to the SERP, DNB is obligated to pay future benefits to Mr. Latoff calculated by applying a designated rate of return to the periodic allocations under the SERP. The rate of return is to be fixed each year on January 1 at the commercial bank "prime rate" then most recently published by the Wall Street Journal, but in any event the rate of return will not be less than 8.00% percent per annum nor more than 9.50% per annum. The rate of return as so established on each January 1 will remain fixed through the entire year, but may change again on the following January 1. The SERP account will be credited monthly with earnings or losses on the balance of the SERP account since the preceding month in accordance with these requirements.

        At any point in time, Mr. Latoff's accrued benefit under the SERP will be his vested interest in the balance of the SERP account. Initially, Mr. Latoff's accrued benefit was equal to 40% of the SERP account balance. As of December 31, 2008, Mr. Latoff was 94% vested under the SERP and, provided that he remains employed continuously by DNB or the Bank his interest under the SERP vests in increments of 1.0% on the first of every month thereafter until 100% vested on June 1, 2009. The SERP provides that he will become 100% vested in the SERP account if his employment with DNB or the Bank is terminated for reasons other than "Cause" (as defined in the SERP), or if he terminates his employment for "Good Reason" (as defined in the SERP) following a "Change in Control" (as defined in the SERP). He will also become 100% vested in the SERP account if he terminates his employment for Good Reason following the signing of a letter of intent or a formal acquisition or merger agreement between DNB or the Bank, of the one part, and a third party which contemplates a transaction that would result in a Change in Control, but only if the letter of intent or agreement, or the transaction it contemplates, has not been canceled or terminated at the time of his termination for Good Reason. If Mr. Latoff's employment is terminated for Cause before payments begin, he will forfeit his entire benefit and no payments will be made to him or his beneficiary. If his employment is terminated for Cause after payments begin, no further payments will be made to him or his beneficiary.

        The SERP defines "Cause" as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of DNB's or Bank's affairs pursuant to a notice or other action by any regulatory agency having jurisdiction over DNB or the Bank, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors will probably cause substantial economic damages to DNB, willful or intentional breach or neglect by Mr. Latoff of his duties, or material breach of any material provision of any agreement between DNB or the Bank and Mr. Latoff pertaining to his employment. For purposes of this definition of "Cause," no act, or failure to act on Mr. Latoff's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by Mr. Latoff in reliance upon an approving opinion of counsel to DNB or counsel to Mr. Latoff shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of Mr. Latoff and the standards prevailing in the banking industry.

        The SERP defines "Good Reason" as (a) the assignment to Mr. Latoff of any duties inconsistent with Mr. Latoff's positions, duties, responsibilities, titles or offices with DNB or the Bank as in effect immediately prior to a Change in Control, (b) any removal of Mr. Latoff from, or any failure to re-elect Mr. Latoff to, any of such positions, except in connection with a termination or suspension of employment for Cause, disability, death or retirement, (c) a reduction by DNB or the Bank in Mr. Latoff's base annual salary, bonus and/or benefits as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in Mr. Latoff's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of DNB having the title of executive vice president or above, (iv) any purported termination of Mr. Latoff's employment with DNB or the Bank when Cause does not exist, or (v) a relocation of Mr. Latoff's workplace outside of Chester County.

        The SERP defines "Change in Control" as any one or more of the following three events with respect to DNB or the Bank:

  (1)
  a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") (or any successor provision) as it may be amended from time to time.

  (2)
  any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of DNB or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DNB or the Bank representing 25% or more of the combined voting power of Company's or Bank's then outstanding securities.

  (3)
  during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of DNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        The SERP provides that, commencing on January 1, 2019, or as soon as practicable after that date, Mr. Latoff's accrued benefit under the SERP will be paid to him in 15 annual installments. The payments are to be made on those dates whether or not he is still employed by DNB or the Bank as of January 1, 2019. However, no later than January 1, 2018, he may elect in writing to defer receipt of the installment payments and instead receive the benefit in a lump sum or in two to 15 annual installments, commencing as of a date he specifies, provided that no deferred payment can be made earlier than January 1, 2024. If Mr. Latoff dies before January 1, 2019, his beneficiary may elect to receive the benefit beginning on January 1, 2019, or as soon as practicable after that date, in either a single lump sum, or in annual installments over a period of up to 15 years, or in a commercial annuity, but if a valid election is not made by the beneficiary, the payment will be in a single lump sum. All payments will be subject to all applicable Federal, state and local tax withholding requirements, and other charges and assessments imposed by law.

        Payments under the SERP are to be grossed up to compensate Mr. Latoff for any "parachute payment" excise taxes under Section 4999 of the Internal Revenue Code to which he would otherwise be subjected if the payments under the SERP, together with any other payments to him or for his benefit would subject him to those taxes. In addition, DNB will further compensate him for any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that he will have to pay as a result of this gross up reimbursement or taxes on it. The amount of the gross-up for additional taxes on the parachute payment gross up reimbursement is to be computed on the assumption that he will be subject to each tax at the highest marginal rate. The SERP provides, however, that if another plan or agreement also provides for a reimbursement of these costs or taxes, only one reimbursement will be given to him. The excise tax and the gross-ups shall be computed by a registered public accounting firm selected by the compensation committee.

        DNB's authority to permit vesting or acceleration of benefits under the SERP upon a change in control or termination of employment may be limited by provisions of ARRA, which prohibit any payment to a senior executive officer for departure from a company for any reason, except for payments for services performed or benefits accrued. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Compensation Discussion and Analysis—Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 23.

        DNB may amend the SERP at any time to the extent necessary to comply with any requirement or limitation set forth in Section 409A of the Internal Revenue Code or its regulations, but otherwise DNB may amend it only with the express, written consent of Mr. Latoff or his beneficiary.

 CERTAIN TRANSACTIONS OF MANAGEMENT AND OTHERS WITH THE CORPORATION AND ITS SUBSIDIARIES

        The Bank makes loans to executive officers and directors of the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Federal regulations prohibit the Bank from making loans to executive officers and directors of the Corporation or the Bank at terms more favorable than could be obtained by persons not affiliated with the Corporation or the Bank. The Bank's policy towards loans to executive officers and directors currently complies with this limitation. The aggregate outstanding balance of the loans to all executive officers, directors or their affiliates, whose aggregate indebtedness to the Bank exceeded $120,000, at December 31, 2008, represented .40% of shareholders' equity of the Corporation on that date.

        Some current directors, nominees for director and executive officers of the Corporation and entities or organizations in which they were executive officers or the equivalent or owners of more than 10% of the equity were customers of and had transactions with or involving the Bank in the ordinary course of business during the fiscal year ended December 31, 2008. None of these transactions involved amounts in excess of 5% of the Corporation's consolidated gross revenues during 2008 or, if applicable, more than 5% of the other entity's consolidated gross revenues for its last full fiscal year, nor was the Corporation indebted to any of the foregoing persons or entities in an aggregate amount in excess of 5% of the Corporation's total consolidated assets at December 31, 2008. Additional transactions with such persons and entities may be expected to take place in the ordinary course of business in the future.

        During 2008, the Corporation paid an aggregate of $30,000 in consulting fees to TSG, Inc., a corporation owned by Eli Silberman, a director of the Corporation, for public relations and marketing services rendered to the Corporation and the Bank. On December 17, 2008, the Bank signed an agreement with TSG, Inc. for $30,000 for similar services to be provided in 2009.

        On February 10, 2005, as it has been supplemented since that date, the Bank entered into an Agreement of Lease (the "Lease") to open an additional branch of the Bank in approximately 4,770 square feet of first floor space and some third floor conference room space in an existing building located at 2 North Church Street (the "Building") in the central business district of West Chester, Chester County, Pennsylvania, with Headwaters Associates, a Pennsylvania general partnership (the "Landlord") for which William S. Latoff, the Registrant's Chairman of the Board and Chief Executive Officer, is one of two general partners. The Lease is for an initial term of 5 years ending July 31, 2010 and gives the Bank successive options to renew the Lease for 3 additional terms of 5 years each. The Lease obligated the Bank to pay aggregate Basic Rent during the twelve month period ending July 31, 2008 at an annual rate of $111,498 ($9,291 per month). For the twelve month period ending July 31, 2008, the Bank is obligated to pay aggregate Basic Rent at an annual rate of $117,216 ($9,768 per month). During the lease year ending July 31, 2010, the Basic Rent will increase according to the percentage increase, if any, during the then most recent year of the consumer price index for all urban consumers, Philadelphia-Wilmington-Atlantic City, CMSA ("CPI"). If the Bank exercises its options to renew the Lease term, the Basic Rent for each renewal term is to be established at a fair market rental taking into account all of the terms and conditions of the Lease. The Bank is also obligated under the Lease to pay its proportionate share of real estate taxes and certain utilities shared in the Building with other tenants, and to pay its own cost of certain utilities that are separately metered. Pursuant to the Lease, the Bank is to provide its own janitorial and maintenance services. The Lease entitles the Bank to make certain improvements relating to signage, teller stations, safe deposit boxes, ATM facilities and night depository boxes subject to any applicable ordinances and third party restrictions, and subject to a potential obligation to remove them at termination of the Lease. The Landlord is generally obligated to maintain and repair the Building structure, roof and utility systems. The Bank and the Landlord each have obligations to maintain insurance on a coordinated basis. The Lease covers additional contingencies such as property casualty and condemnation and gives the Bank and Landlord certain rights of termination upon certain casualties or condemnation events. The Bank has limited rights of assignment and subletting. Upon a default by the Bank under the Lease, the Landlord has, among other remedies, a right to terminate the Lease, a right to re-enter, and a right to accelerate and sue for the Basic Rent for the balance of the unexpired term. Due to the personal interest of Mr. Latoff, the Audit Committee and its Chairman, Mr. Thornton, recommended that an independent lease evaluation be performed comparing and contrasting this site to other sites currently available as well as those proposed to be constructed with in the next 12 to 18 months. The conclusion of that evaluation was that the proposed site is superior to those other opportunities as to availability, location and price. The Audit Committee reached the conclusion that the proposed terms and conditions of the lease were more favorable to the Bank than would otherwise be available in the marketplace and that the site and its availability were also superior.

        There are no material pending legal proceedings to which any director, officer or affiliate of the Corporation, or any owner of record or beneficially of more than 5% of any class of voting securities of the Corporation, or any "associate" (as defined in SEC Rule 14a-1) of any director, officer or affiliate of the Corporation or 5% security holder is a party adverse to the Corporation or any of its subsidiaries.

PROPOSAL 2—AMENDMENT TO DNB'S INCENTIVE EQUITY AND DEFERRED COMPENSATION PLAN TO LIMIT THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN

  The Proposed Amendment

        The DNB board of directors has approved, subject to the approval of its shareholders, an amendment to our Incentive Equity and Deferred Compensation Plan (adopted effective November 24, 2004) to limit the number of shares of common stock available for issuance under the plan. The amendment would also provide for adjustments to this limit in proportion to adjustments in DNB's issued shares of common stock in certain cases described below. A copy of the omnibus plan, showing its present provisions and the proposed amendments, is attached to this proxy statement as Appendix A. The proposed amendment limits the aggregate number of shares of common stock available for issuance under the plan after the effective date of the amendment to 230,015 shares (as that number needs to be adjusted for recapitalizations and other transactions described in the plan). Upon adoption of these amendments, currently applicable NASDAQ rules would permit awards of shares potentially over the next ten years through May 5, 2019 but would require another shareholder approval for awards after May 5, 2019.

        DNB listed its common shares for quotation on the NASDAQ Capital Market on January 21, 2009. Prior to the NASDAQ listing, the plan potentially permitted DNB to issue an unlimited number of shares of DNB common stock as awards under the plan. On June 21, 2005, DNB filed a registration statement on Form S-8 with the Securities and Exchange Commission to register 200,000 shares for potential issuance under the omnibus plan. Upon listing its common stock with NASDAQ, DNB has become subject to NASDAQ listing standards that require shareholder approval of equity compensation plans under which stock may be acquired by officers, directors, employees or consultants. In order to comply with those listing standards, DNB's board of directors is seeking shareholder approval for an amendment that will limit the number of shares to be awarded under the plan after the effective date of the amendment to not more than 230,015. The number of shares that DNB can issue may be adjusted upward or downward in accordance with the provisions of the amended and restated plan. If the proposal is approved, NASDAQ rules would permit DNB to issue up to 230,015 shares hereafter under the plan without further shareholder approval, but would require additional shareholder approvals to materially amend the plan or issue additional shares beyond that number.

        The following table shows the numbers of shares of our stock that have been granted or are available for grants under the plan:

Category	Amount as of Amendment Date
Shares granted and vested under the plan	13,086
Shares remaining available for awards under the plan	205,441
Shares subject to awards under the plan but not yet vested	24,574
Maximum shares remaining available for awards under the plan	230,015

        The shares remaining available for awards under the Plan, and any shares subject to awards already granted but not yet vested and which expire without vesting, or any other awards that expire or are cancelled without issuance of shares, shall be added back to the maximum number of shares eligible for awards under the plan and may be the subject of awards thereafter without further amendment of the plan or approval of the shareholders of DNB. Those awards shall not be considered increases to the maximum number of shares issuable under the plan, but any such awards shall be subject to the other provisions of the plan. Shares of Stock issued pursuant to the Plan may be either then authorized but unissued shares or shares then held in the treasury of DNB.

        The maximum number of shares that can be issued under the plan may be adjusted pursuant to Article 10 of the plan in each of the following cases without further shareholder approval:

  •
  If the number of issued shares increases or decreases resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued shares without receipt or payment of consideration by DNB, the maximum number of shares issuable under the plan will automatically adjust proportionately.

  •
  If DNB is the surviving corporation in any merger or consolidation (other than where DNB shareholders receive securities of another corporation), the maximum number of shares issuable under the plan will automatically pertain to the securities which a holder of shares subject to an award under the plan would have received in such merger or consolidation, and adjust in number in the same proportion as shares subject to awards under the plan would receive in the merger or consolidation.

  •
  If any other corporate change or change in DNB's capitalization other than those specifically described in Article 10 of the plan, DNB's compensation committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to outstanding awards under the plan as the committee may consider appropriate to prevent dilution or enlargement of rights, and the maximum number of shares issuable under the plan will automatically adjust proportionately.

        If the shareholders approve the proposed amendment to the plan, the plan will be amended and restated in the form attached to this proxy statement as Appendix A.

  Summary of the Plan

        Purpose.    The plan was adopted and approved by the Board of Directors on November 24, 2004. The purpose of the plan is to promote the success and enhance the value of DNB by linking the personal interests of directors, employees, officers and executives of DNB and its subsidiaries to those of shareholders and by providing them with an appropriate performance incentive. The plan is further intended to provide flexibility to DNB in its ability to motivate, attract, and retain the services of directors, employees, officers, and executives upon whose judgment, interest, and special effort the successful conduct of DNB's operation is largely dependent.

        Awards.    The plan permits awards of restricted stock, unrestricted stock or stock appreciation rights to eligible participants. Each award is to be evidenced by an award agreement. These awards can be issued directly under the plan or as deferred compensation. If an award to a non-employee director is issued as deferred compensation, it is also governed by our Deferred Compensation Plan for Directors. If an award is issued to an officer or other employee (whether or not also a director), it is also governed by our Deferred Compensation Plan.

        Eligibility.    Persons eligible to participate in the plan include all directors and any key executive of DNB (including among others the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for DNB, and who on the date of an award is employed by DNB. The committee may, from time to time, select from among all eligible individuals those to whom awards shall be granted and shall determine the nature and amount of each award. No individual shall have any right to be granted an award under the plan.

        Withholding Taxes.    Recipients of awards are obligated to pay or reimburse DNB for any federal, state or local withholding taxes that DNB is required to pay with respect to an award or the issuance of award shares. A participant may pay these taxes by cash or by applying some of the award shares that are then vesting, or both.

        Vesting and Conditions to Issuance of Award Shares.    If an award is subject to delayed vesting, the participants are not entitled to be issued any award shares and will not own the shares covered by an award until any vesting date described in the award Agreement. Whether or not an award will vest immediately, and the terms on which it may vest, will be as determined from time to time by the compensation committee.

        Transferability of Awards and Award Shares.    No right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than DNB, or shall be subject to any lien, obligation, or liability of the participant to any other party other than DNB. No award is assignable or transferable other than by will or the laws of descent and distribution. However, the committee, in its discretion, may permit a participant to make a gratuitous transfer of an award to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

        Right To Defer Compensation.    Any participant designated by the board or by the committee may elect to defer (i) all or any portion of the participant's salary, (ii) any percentage of a fiscal year bonus determined by the board or other duly constituted authority or delegate to be payable to such participant, or (iii) all or any portion of the participant's director's fees.

        Deferred Compensation Account.    A deferred compensation account in the name of each participant who has elected to defer compensation under the Plan shall be established and maintained as a special ledger account on the books of DNB. No right or interest of any participant or any person claiming through or under such participant in the participant's deferred compensation account shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process (including execution, levy, garnishment, attachment, bankruptcy, or otherwise) or in any manner be subject to the debts or liabilities of such participant. Each month, the amount of deferred salary or director's fees shall be credited to the participant's deferred compensation account.

        Earnings on Deferred Compensation Account.    Except as otherwise provided by the terms of an award, the participant shall, at the time of making a deferred compensation election under the plan, make an election directing DNB to hold the amount of the deferred compensation account in cash, DNB stock or other investment options the board or committee may make available. Earnings on the balance of the deferred compensation account will be calculated according to the option chosen by the participant. These optional bases may include cash, DNB stock or other options such as deemed investments in individual stocks or bonds, mutual funds or other investments. In the absence of a contrary election by a participant, the amount credited to a deferred compensation account shall be credited as cash. If a participant elects to have his or her deferred compensation account credited with a deemed investment in anything other than cash, the crediting is merely a bookkeeping entry, and the participant will not have any voting, dividend, or other legal or economic rights with respect to any investment. At the end of each fiscal quarter, an amount equivalent to any interest, dividend or other income earned by, and changes in value of, each deemed investment asset, shall be credited or charged by DNB to the participant's deferred compensation account.

        Payment of Deferred Compensation.    Payments of deferred compensation accounts will occur on a participant's distribution event. Eligible distribution events are different for different participants. If a participant is an employee but not a key employee within the meaning of Internal Revenue Code Section 416, his or her distribution event will be the date he or she separates from service with DNB. If the participant is a key employee, the distribution event will be six months after his or her separation from service with DNB, or the date his or her employment terminates due to disability. For a director, the distribution event will be the earlier of age 55 or the date he or she separates from service with DNB, as he or she elects when first becoming eligible to participate in the plan. The participant will determine the method of distributing the amounts in the deferred compensation account at the time the first election to participate in the Plan is made, which shall be either a single distribution or a series of up to ten (10) consecutive, substantially equal annual installments paid to such participant or his or her beneficiary, as the case may be, on or before January 15 of each year, commencing in the year following the Distribution Event. If no such election is made, the method of distribution shall be determined solely by the board. In the event of an earlier change in the ownership or effective control of DNB, or in the ownership of a substantial portion of its assets, a participant will receive a distribution of all or a portion of his or her deferred compensation account.

        Hardship Distributions.    Prior to the time a deferred compensation account of a participant would otherwise become payable, the committee, in its sole discretion, may elect to distribute all or a portion of the deferred compensation account in the event such participant requests a distribution by reason of an unforeseeable emergency. For purposes of the plan, an unforeseeable emergency shall be deemed to have occurred if the committee determines that a participant has experienced a severe financial hardship resulting from an illness or accident of the participant, the participant's spouse, or a dependent of the participant, or a loss of the participant's property due to casualty, or another similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the participant. A distribution based on an unforeseeable emergency shall not exceed the amount necessary to satisfy such emergency plus the amount necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such emergency may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). In the event the participant is a member of the committee making the determination, the participant shall not participate in the decision by the committee.

        Trust Provisions.    DNB may in its sole discretion establish one or more trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash, DNB stock, or other assets to the extent of DNB's obligations under the plan.

        DNB Creditor Claims.    All assets held by any account or trust created under the plan, and all distributions to be made by DNB or any trustee pursuant to the plan and any trust agreement, are subject to the claims of general creditors of DNB, including judgment creditors and bankruptcy creditors. The rights of a participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of DNB.

        Adjustments of Number of Shares Subject to an Award.    The plan provides that the number of shares subject to an award will be automatically adjusted for any increase or decrease in the number of shares of issued common stock resulting from reorganization, recapitalization, stock split, stock distribution or combination of shares, or the payment of a share dividend or other similar increase or decrease in the number of shares outstanding effected uniformly as to all shareholders without receipt of consideration by DNB. Award shares may also be adjusted in cases of a merger, consolidation or other reorganization where DNB is the surviving corporation and its shareholders receive other securities for their DNB common stock. Upon any other corporate change or change in DNB's capitalization other than those specifically described in the plan, the compensation committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to outstanding awards under the plan as the committee may consider appropriate to prevent dilution or enlargement of rights. As proposed to be amended, the plan would make corresponding adjustments to the maximum number of shares issuable under the plan.

        Termination or Modification of Plan.    The plan provides that the board of directors may terminate, amend or modify the plan at any time, without the approval of DNB's shareholders, but no action of the board of directors may affect any award previously granted to a participant under the plan, without the consent of the participant. So long as DNB stock is listed on the NASDAQ Capital Market, NASDAQ listing requirements will require shareholder approval of any material plan amendments.

        Employee Retirement Income Security Act of 1974 (also called ERISA).    The plan is not a qualified deferred compensation plan under section 401(a) of the Code. DNB believes the plan is not subject to any of the provisions of ERISA.

        Administration of Plan.    The Plan is administered by DNB's board of directors, which has delegated its powers with respect to the administration of the plan (except powers of termination or amendment of the Plan) to DNB's Benefits & Compensation Committee. Subject to the plan terms, the board of directors and the compensation committee has authority to select the employees to whom awards may be granted, to determine the time or times, at which awards shall be granted, the amounts, terms and conditions of such awards, and to interpret, construe and implement the plan.

  Equity Compensation Plans Disclosure

        The following table summarizes certain information relating to equity compensation plans maintained by the Registrant as of December 31, 2008:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders:
1995 Stock Option Plan	191,247	$19.03	201,335
2004 Incentive Equity and Deferred Compensation Plan	24,574	N/A	205,441
Equity compensation plans not approved by security holders	—	—	—

Total	215,821	N/A	406,776

        Because all awards under the plan are discretionary, it is not possible to predict the awards that will occur if the plan amendments are approved. Neither the board of directors nor the compensation committee has made any decisions regarding further awards under the plan.

  Effect of the plan amendments

        If the plan amendments are approved, the plan will be amended and restated in the form of the amended and restated plan attached as Appendix A to this Proxy Statement. The amended and restated plan will limit the aggregate number of shares of common stock available for issuance under the plan after this amendment to not more than 230,015 shares (subject to adjustment upward or downward as described above). It will also permit awards for shares of DNB common stock without further shareholder approval over the next ten years.

  Required Vote

        To be approved, the amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the plan must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under them.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO DNB'S INCENTIVE EQUITY AND DEFERRED COMPENSATION PLAN TO LIMIT THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN.

 PROPOSAL 3—ADVISORY (NON-BINDING) VOTES ON EXECUTIVE COMPENSATION

        Section 111 of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. 5221), as amended by Section 7001 of the American Recovery and Reinvestment Act of 2009, or ARRA, provides in relevant part that any proxy or consent or authorization for an annual or other meeting of the shareholders of any

TARP recipient, such as DNB, during the period in which any obligation arising from financial assistance provided under the TARP remains outstanding, shall permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables, and any related material. The statute provides that this shareholder vote shall not be binding on DNB's board of directors, and may not be construed as overruling a decision by the board of director, nor to create or imply any additional fiduciary duty by the board of directors.

        The Board therefore recommends that shareholders approve, in an advisory vote, the following resolution:

    RESOLVED that the shareholders approve DNB's overall executive compensation philosophy, policies and procedures, the application of that philosophy and those policies and procedures to evaluate the performance of DNB's executive officers, and the decisions made by DNB's board of directors with regard to executive officer compensation for 2008, all as described in DNB's Proxy Statement for its 2009 annual shareholder meeting.

        Because your vote is advisory, it will not be binding upon the board of directors. However, the board of directors and the Benefits & Compensation Committee will take into account the outcome of the vote when considering DNB's compensation philosophy, its policies and procedures for evaluating executive officer performance, and future executive officer compensation decisions.

        The board of directors believes that it and DNB's Benefits & Compensation Committee have developed a reasonable philosophy, and appropriate policies and procedures, for evaluating executive performance and making decisions about executive compensation. They have done this in consultation with professional compensation and benefits consultants and have attempted to provide appropriate incentives to DNB's executive officers to maximize shareholder value while, at the same time, discouraging inappropriate or excessive risk-taking. For these reasons, the board of directors believes that the adoption of the advisory (non-binding) resolution is in the best interests of DNB and its shareholders and other constituencies.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR Proposal 3 to adopt the advisory (non-binding) resolution approving DNB's compensation philosophy, policies and procedures, its application of them, and its compensation decisions for executive officers in 2008.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION CONCERNING THE CORPORATION'S EXECUTIVE COMPENSATION

 PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        A proposal will be presented at the annual meeting to ratify the appointment by the Board of Directors, on February 25, 2009, of KPMG LLP ("KPMG") as the Corporation's independent registered public accounting firm for 2009. KPMG served as the Corporation's independent registered public accounting firm in 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2008 and December 31, 2007 by the Corporation's independent registered public accounting firm KPMG LLP.

	December 31
	2008		2007
Audit Fees	$125,725		$110,000
Audit-Related Fees	10,000	(a)	7,500	(a)
Tax Fees	26,000	(b)	22,000	(b)
All Other Fees	—	(c)	—	(c)

	$161,725		$139,500

    (a)
    Includes fees for services reasonably performed by the Corporation's independent registered public accounting firm for services such as statutory and regulatory reports and filings.

    (b)
    Includes fees for services related to tax compliance and tax planning.

    (c)
    There were no permitted internal audit outsourcing services provided during 2008 or 2007.

        The Corporation's Audit Committee has adopted a policy requiring that, before the Corporation's independent registered public accounting firm is engaged by the Corporation or any of its subsidiaries to render audit or non-audit services, the engagement must be approved by the Corporation's Audit Committee.

        During the Corporation's fiscal years ending December 31, 2008 and 2007, the Corporation's independent registered public accounting firm, KPMG LLP did not perform any services other than the audit of the registrant's annual financial statements (including the services identified in footnote (a) and (b) to the table above) and review of financial statements included in the registrant's Form 10-Q reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or the foregoing engagements for those fiscal years. KPMG LLP has advised the Corporation that none of the hours expended on the KPMG LLP audit engagement during the Corporation's fiscal year ending December 31, 2008 were attributed to work performed by persons other than full-time, permanent employees of KPMG LLP.

        Representatives of KPMG LLP will be present at the annual meeting and will be available to respond to appropriate questions presented at the meeting.

        In the event the selection of KPMG LLP is not ratified by the affirmative vote of a majority of the shares of common stock represented at the annual meeting, the appointment of the Corporation's independent registered public accounting firm will be reconsidered by the Audit Committee and the Board.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the ratification of KPMG LLP as the independent registered public accounting firm of the Corporation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION.

Audit Committee and Audit Committee Report

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in this section of the Proxy Statement regarding the Audit Committee and the Report of the Audit Committee shall not be deemed incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter approved by the Audit Committee and the Corporation's Board of Directors. The duties of the Audit Committee are summarized in this proxy statement under "Information about the Board of Directors" on page 10 and are more fully described in the Audit Committee Charter attached as Appendix B to this proxy statement.

        Management is responsible for the Corporation's internal controls and the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Corporation's independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee's responsibilities include monitoring and overseeing these processes.

        In this context, the Audit Committee reviewed and discussed the Corporation's audited consolidated financial statements for the year ended December 31, 2008 (the "Audited Financial Statements") with management and the Corporation's independent registered public accounting firm for 2008, KPMG LLP (the "Auditor"). The Audit Committee also discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and both the Auditor and the Bank's independent registered public accounting firm directly provide reports on significant matters to the Audit Committee.

        The Audit Committee has received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with the Auditor its independence from the Corporation. The Audit Committee also considered whether the provision of non-audit services by the Auditor was compatible with maintaining the independent registered public accounting firm's independence.

        The Audit Committee has discussed with management and the Auditor such other matters and received such assurances from them as the Audit Committee deemed appropriate.

        Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended that the Board of Directors include the Audited Financial Statements in the Corporation's Annual Report to shareholders for the year ended December 31, 2008.

        In addition, the Audit Committee recommended that the Board of Directors appoint KPMG LLP as the Corporation's independent registered public accounting firm for 2009, subject to ratification by the Corporation's shareholders.

Respectfully Submitted,
THE AUDIT COMMITTEE James H. Thornton, Chairman Mildred C. Joyner James J. Koegel

Audit Committee Charter

        The Audit Committee has adopted a charter. A copy of the Audit Committee Charter is attached as Appendix B to this proxy statement.

Annual Report to Shareholders

        A copy of our 2008 Annual Report to Shareholders and Form 10-K have been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting. The 2008 Annual Report to Shareholders and Form 10-K are not incorporated into this proxy statement and are not considered proxy solicitation material.

Transaction of Other Business

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2009 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

        Whether or not you intend to be present at this annual meeting, you are urged to return your proxy promptly. If you are present at this annual meeting and wish to vote your shares in person, your proxy may be revoked upon request.

        A COPY OF THE CORPORATION'S FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD ON THE RECORD DATE UPON WRITTEN REQUEST TO GERALD F. SOPP, DNB FINANCIAL CORPORATION, 4 BRANDYWINE AVENUE, DOWNINGTOWN, PA 19335-0904 OR BY CONTACTING MR. SOPP AT 484-359-3138 OR gsopp@dnbfirst.com.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Secretary

Downingtown, Pennsylvania
March XX, 2009

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

APPENDIX A

DNB FINANCIAL CORPORATION
INCENTIVE EQUITY
AND
DEFERRED COMPENSATION PLAN
[(As Amended and Restated effective May 5, 2009)]

ARTICLE 1
PURPOSE

        1.1    GENERAL.    The purpose of this DNB Financial Corporation Incentive Equity and Deferred Compensation Plan (the "Plan") is to promote the success and enhance the value of DNB Financial Corporation (the "Company") by linking the personal interests of directors, employees, officers and executives of the Company and its subsidiaries to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors, employees, officers, and executives upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. For purposes of this Plan, "Company" shall be deemed to include direct and indirect subsidiaries of DNB Financial Corporation, unless the context requires otherwise.

ARTICLE 2
EFFECTIVE DATE

        2.1    EFFECTIVE DATE.    The Plan ~~will be effective as of the date it is approved by the Board of Directors of DNB Financial Corporation~~[was originally effective on November 24, 2004] (the "Effective Date"). ["Amendment Date" shall mean May 5, 2009, the date of this amendment and restatement.]

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

        3.1    DEFINITIONS.    When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

        (a) "Award" means any Stock Appreciation Right, Restricted Stock Award or Unrestricted Stock Award granted to a Participant under the Plan.

        (b) "Award Agreement" means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

        (c) "Bank" means DNB First, National Association.

        (d) "Board" means the Board of Directors of DNB Financial Corporation.

        (e) "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

        (f) "Committee" means the committee of the Board described in Article 4.

        (g) "Deferred Compensation Account" means the bookkeeping account established for each Participant pursuant to Section 9.2 of this Plan.

        (h) "Director" means a member of the Board, or a member of the board of directors or comparable governing body of a direct or indirect subsidiary of the Company.

        (i) "Disabled" means a condition whereby a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under a plan covering employees of the Company.

        (j) "Distribution Event" means an event as a result of which a Participant is entitled to receive the balance of his or her Deferred Compensation Account pursuant to Section 9.3 of this Plan, namely (i) with respect to a Participant who is an employee of the Company, but not a Specified Employee with respect to the Company, and the portion of his or her Deferred Compensation Account attributable to an Award or other compensation earned as an employee, the date the Participant separates from service with the Company, (ii) with respect to a Participant who is an employee of the Company and a Specified Employee with respect to the Company, and the portion of his or her Deferred Compensation Account attributable to an Award of other compensation earned as an employee, the date that is six months after his or her separation from service with the Company, or the date the Participant terminates his or her employment with the Company on account of being Disabled, and (iii) with respect a Participant who is a Director and the portion of his or her Deferred Compensation Account attributable to an Award or other compensation earned as a Director, the earlier of (A) the date the Participant separates from service with the Company, or (B) the Participant's attainment of the age specified (not younger than age 55) in an election form filed by the Participant with the Committee at such time as he or she first becomes eligible to defer compensation pursuant to Article 9 of this Plan. The determination of whether a Participant has separated from service with the Company shall be made in accordance with Section 409A of the Code and the regulations promulgated thereunder.

        (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

        (l) "Fair Market Value" means, with respect to a share of Stock as of any given date, (i) if the Stock is traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Stock at the close of trading for the trading day immediately preceding such given date; (ii) if the Stock is listed on a national securities exchange, the average of the closing prices of the Stock on the composite tape for the trading day immediately preceding such given date; and (iii) if the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Committee, in good faith, shall determine.

        (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

        (n) "Participant" means a person who, as a Director or an employee, officer, or executive of the Company, has been granted an Award under the Plan, or who has been designated as eligible to make an election to defer compensation under this Plan.

        (o) "Plan" means the DNB Financial Corporation Incentive Equity and Deferred Compensation Plan as set forth herein.

        (p) "Restricted Stock Award" means Stock granted to a Participant under Article 7 that is subject to certain restrictions and to risk of forfeiture.

        (q) "Specified Employee" means an individual who is a key employee (within the meaning of Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise.

        (r) "Stock" means the common stock of DNB Financial Corporation and such other securities of DNB Financial Corporation which may be substituted for Stock pursuant to Article 10.

        (s) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 6 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 6.

        (t) "Unrestricted Stock Award" means Stock granted to a Participant under Article 7 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

        4.1    COMMITTEE; BOARD APPROVAL.    The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board. The Board may designate the Bank's Compensation Committee as the "Committee" hereunder provided the Compensation Committee meets the requirements of this Section. Notwithstanding any other provision of the Plan, at all times one of the following two provisions shall apply: (i) the Committee shall consist of at least two individuals and each member of the Committee shall qualify as a Non-Employee Director; or (ii) (A) at least two members of the Committee must qualify as Non-Employee Directors, (B) any member of the Committee who does not qualify as a "Non-Employee Director" may not participate in any action of the Committee with respect to any Award under the Plan, and (C) the Plan shall be deemed to be administered by the full Board, the actions of the Committee under the Plan shall be deemed merely advisory to the Board, and the Board's approval shall be required for all actions of the Committee under the Plan, including without limitation the grant of each Award. The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Bank will pay all reasonable expenses of the Committee.

        4.2    AUTHORITY OF COMMITTEE.    Subject to any specific designation in the Plan, the Committee (or the Board, in cases where the Board administers the Plan pursuant to Section 4.1) has the exclusive power, authority and discretion to:

        (a) Designate Participants to receive Awards;

        (b) Determine the type or types of Awards to be granted to each Participant;

        (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

        (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

        (e) Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant's consent under any other provision of the Plan.

        (f) Determine whether, to what extent, and under what circumstances an Award may be settled in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

        (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

        (h) Decide all other matters that must be determined in connection with an Award;

        (i) Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

        (j) Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

        (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

        (l) Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

        4.3    DECISIONS BINDING.    The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall (if approved or ratified by the Board during any period when the Board is deemed to administer the Plan pursuant to Section 4.1) be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
ELIGIBILITY AND PARTICIPATION

        5.1    ELIGIBILITY.    Persons eligible to participate in this Plan include all Directors and any key executive of the Company (which term shall be deemed to include among others, the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company) and who on the date of any Award is in the employ of the Company.

        5.2    ACTUAL PARTICIPATION.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

ARTICLE 6
STOCK APPRECIATION RIGHTS

        6.1    GRANT OF SARS.    The Committee is authorized to grant SARs to Participants on the following terms and conditions:

        (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

          (1) The Fair Market Value of a share of Stock on the date of exercise; over

          (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

        (b) OTHER TERMS. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement, and shall comply with the requirements of Section 409A of the Code.

ARTICLE 7
STOCK AWARDS

        7.1    GRANT OF STOCK.    The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All such Awards shall be evidenced by an Award Agreement.

        7.2    ISSUANCE AND RESTRICTIONS.    An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee. Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose. These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

        7.3    FORFEITURE.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service as a Director during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

        7.4    CERTIFICATES FOR RESTRICTED STOCK.    Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 8
PROVISIONS APPLICABLE TO ALL AWARDS

        8.1    STAND-ALONE AND TANDEM AWARDS.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        8.2    EXCHANGE PROVISIONS.    The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

        8.3    TERM OF AWARD.    The term of each Award shall be for the period as determined by the Committee.

        8.4    LIMITS ON TRANSFER.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company; provided, however, that the foregoing shall not be deemed to imply any obligation of the Company to lend against or accept a lien or pledge of any Award for any reason. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

        8.5    BENEFICIARIES.    Notwithstanding Section 8.4, a Participant may, if and to the extent, and in such manner as may be determined by the Committee from time to time, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, if a Participant is entitled to designate a beneficiary, a beneficiary designation may be changed or revoked by a Participant at any time in accordance with any procedures or conditions established by the Committee from time to time, provided the change or revocation is filed with the Committee.

        8.6    STOCK CERTIFICATES.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded as well as the terms of this Plan and any other terms, conditions or restrictions that may be applicable. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

ARTICLE 9
DEFERRAL OF COMPENSATION

        9.1    RIGHT TO DEFER COMPENSATION.

        (a) TYPES OF DEFERRALS. Any Participant designated by the Board or by the Committee may elect to defer (i) all or any portion of the Participant's salary, (ii) any percentage of a fiscal year bonus determined by the Board or other duly constituted authority or delegate to be payable to such Participant, or (iii) all or any portion of the Participant's director's fees. Such election shall remain in force for all future years, to the extent applicable, until modified or revoked. In addition, the Committee, in its discretion, may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Participant pursuant to an Award. Any election under this Section 9 shall be made by written notice delivered to the Chief Financial Officer of DNB Financial Corporation, specifying the amount (or percentage) of salary and/or bonus and/or directors' fees and/or the Award to be deferred.

        (b) TIMING OF ELECTIONS. A Participant's election to defer compensation for services performed during a calendar year must be made not later than the close of the preceding calendar year, or at such other time as provided in regulations under Section 409A of the Code. Notwithstanding the preceding sentence, (i) in the case of the first calendar year in which a Participant becomes eligible to defer compensation pursuant to this Plan, such election may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate, and (ii) in the case of any performance-based compensation based on services performed over a period of at least 12 months, such election may be made no later than six months before the end of the period. The determination of whether any compensation satisfied the criteria of clause (ii) shall be made in accordance with Section 409A of the Code and regulations promulgated thereunder. A Participant's election to defer salary or director's fees shall continue from year to year unless revoked or modified with respect to a calendar year prior to such calendar year. A Participant's election with respect to a fiscal year bonus shall apply only with respect to that bonus. A Participant may make an election to defer the receipt of cash or shares of Stock otherwise payable or transferable to the Participant pursuant to an Award in accordance with the terms of such Award as well as the requirements of this Section 9.1(b).

        9.2    DEFERRED COMPENSATION ACCOUNTS.

        (a) ESTABLISHMENT OF ACCOUNTS. A Deferred Compensation Account in the name of each Participant who has elected to defer compensation under the Plan shall be established and maintained as a special ledger account on the books of the Company. On the last day of each calendar month in which salary or director's fees deferred under this Plan would have become payable to a Participant (in the absence of an election to defer payment thereof), the amount of such deferred salary or director's fees shall be credited to the Participant's Deferred Compensation Account. On the last day of the month in which the bonuses deferred under this Plan would have become payable to a Participant in the absence of an election to defer payment thereof, the amount of such deferred bonus shall be credited to the Participant's Deferred Compensation Account. On the last day of the month in which an Award would have otherwise become payable or transferable to a Participant in the absence of an election to defer receipt thereof, the amount of such deferred Award shall be credited to the Participant's Deferred Compensation Account.

        (b) DEEMED INVESTMENT OF ACCOUNT BALANCE.

          (1) Except as otherwise provided by the terms of an Award, the Participant shall, at the time of making a deferred compensation election under this Plan, make an election directing the Company to credit to the Deferred Compensation Account in that calendar year based upon the options made available by the Board or designated Committee which options may include either cash, Stock, or a combination of cash and Stock equal in value to the amount of the current year's salary or bonus deferred under the Plan. In addition to cash or Stock, the Board or the Committee may offer to the Participant such deemed investment options as it shall decide are appropriate. Such investment options may include deemed investments in individual stocks or bonds, mutual funds, and such other investment options as the Board or Committee may choose. The Board or Committee shall not be required to offer the same deemed investment options to each Participant but may restrict certain investment options to designated Participants. In the absence of a contrary election by a Participant, the amount credited to a Deferred Compensation Account shall be credited as cash.

          (2) If the Participant directs that any amount credited to the Deferred Compensation account be credited in the form of Stock, the Board shall credit to the Deferred Compensation Account sufficient shares of Stock equal in value to the Deferred Compensation Account balance, or such lesser amount as the Participant shall direct. The value of such Stock shall be determined in accordance with a valuation methodology approved by the Board or by the Committee. Except as provided in Section 9.6, such Stock credited to the Deferred Compensation Account shall merely constitute a bookkeeping entry of the Company, and (except as provided herein) the Participant shall have no voting, dividend, or other legal or economic rights with respect to such Stock. At the end of each fiscal quarter, an amount equivalent to all dividends which would otherwise have been payable with respect to such Stock shall be credited to the Deferred Compensation Account as additional Stock. The amount of the Participant's Deferred Compensation Account that is credited as cash shall increase or decrease based on the deemed investment options offered to the Participant pursuant to clause (i) and selected by the Participant, and valuations of that portion of the Participant's Deferred Compensation Account shall occur at such times as prescribed by the Committee.

          (3) The Participant shall elect the portion of their deferral to be allocated to Stock or cash or such other option as made available by the Board at the time of making such election to defer compensation. Such allocation may not be amended with respect to such deferral without the approval of the Committee. Any allocation to Stock shall be paid in the form of Stock. No Participant will be granted the right to take payment of the Stock in cash rather than in shares.

          (4) If, at any time, the deferral of a Participant is allocated to Stock, and such Participant would otherwise be deemed to have violated the short-swing profit rules of Section 16(b) of the Exchange Act through such allocation, the allocation to Stock shall be void and such allocation shall default to cash.

        9.3    PAYMENT OF DEFERRED COMPENSATION.

        (a) IN GENERAL. Amounts credited to a Participant's Deferred Compensation Account shall be payable upon the Participant's Distribution Event. The Participant shall determine the method of distributing the amounts in the Deferred Compensation Account at the time the first election to participate in the Plan is made, which shall be either a single distribution or a series of up to ten (10) consecutive, substantially equal annual installments paid to such Participant or his or her beneficiary, as the case may be, on or before January 15 of each year, commencing in the year following the Distribution Event. If no such election is made, the method of distribution shall be determined solely by the Board. If the Participant has elected to receive installment distributions, and less than the full value of the Participant's Deferred Compensation Account balance has been distributed as of the date of his or her death, the balance shall be paid to the Participant's beneficiary in accordance with the same method in effect at the Participant's death. For purposes of this Article 9, a Participant's "beneficiary" shall mean the person or persons designated by the Participant pursuant to Section 8.5 of this Plan, or, in the absence of such designation or if no such person survives the Participant, the Participant's estate. If any portion of the Participant's Deferred Compensation Account is credited with Stock, then distributions from that portion of the Deferred Compensation Account shall be made directly in the form of Stock. If the Participant has elected installment distributions, the undistributed balance of the Participant's Deferred Compensation Account will continue to be valued and will continue to be credited with dividends with respect to Stock, if applicable, in accordance with Section 9.2, until the final installment is distributed.

        (b) MODIFICATION OF PAYMENT TERMS. A Participant may elect to change the method of distribution of his or her Deferred Compensation Account previously elected (or deemed elected) pursuant to Section 9.3(a), subject to the following limitations:

          (i) no such election shall take effect until at least 12 months after the date on which the election is made;

          (ii) the first payment made as a result of such election be made no earlier than five years after the date such payment would have been made absent such election; and

          (iii) in the case of a payment scheduled to be made or payments scheduled to commence at a Distribution Event with respect to a Director that is a specified age of the Director, the election must be made at least 12 months prior to the attainment of such age.

        (c) CHANGE IN CONTROL. In the event of a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of its assets (in all cases as described in regulations under Section 409A of the Code), a Participant shall receive a distribution of all or a portion of his or her Deferred Compensation Account. Any distribution pursuant to this Section 9.3(c) shall be made (i) in the form of cash and/or Stock as his or her Deferred Compensation Account is allocated and (ii) within seven (7) days subsequent to the change in ownership or effective control.

        (d) HARDSHIP DISTRIBUTION IN THE CASE OF UNFORESEEABLE EMERGENCY. Prior to the time a Deferred Compensation Account of a Participant would otherwise become payable, the Committee, in its sole discretion, may elect to distribute all or a portion of the Deferred Compensation Account in the event such Participant requests a distribution by reason of an unforeseeable emergency. For purposes of this Plan, an unforeseeable emergency shall be deemed to have occurred if the Committee determines that a Participant has experienced (i) a severe financial hardship resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) another similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. A distribution based on an unforeseeable emergency shall not exceed the amount necessary to satisfy such emergency plus the amount necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such emergency may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). In the event the Participant is a member of the Committee making such determination, the Participant shall not participate in the decision by the Committee.

        9.4    TRUST PROVISIONS.

        (a) ESTABLISHMENT OF TRUST. The Company may in its sole discretion establish one or more trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash, Stock, or other assets to the extent of the Company's obligations hereunder. The Company may, but is not required to, utilize a single trust with respect to its obligations to Participants who are members of the Board and Participants who are not members of the Board. The accounts of multiple Participants may be held under a single trust but in such event each account shall be separately maintained and segregated from each other account.

        (b) CLAIMS OF THE COMPANY'S CREDITORS. All assets held by any account or trust created hereunder and all distributions to be made by the Company or any trustee pursuant to this Plan and any trust agreement shall be subject to the claims of general creditors of the Company, including judgment creditors and bankruptcy creditors. The rights of a Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of the Company.

        9.5    NON-ASSIGNMENT.    No right or interest of any Participant or any person claiming through or under such Participant in the Participant's Deferred Compensation Account shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process (including execution, levy, garnishment, attachment, bankruptcy, or otherwise) or in any manner be subject to the debts or liabilities of such Participant. If any Participant or any such person shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written declaration of termination with the Committee's records and making reasonable efforts to deliver a copy to such Participant or any such other person or his or her legal representative. As long as any Participant is alive, any amounts affected by the termination shall be retained by the Company or the trustee of any trust established pursuant to Section 9.4 of this Plan and, in the Committee's sole and absolute discretion, may be paid to or expended for the benefit of such Participant, his or her spouse, his or her children, or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper.

ARTICLE 10
[ADJUSTMENT IN LIMITATIONS AND AWARDS FOR CERTAIN]
CHANGES IN CAPITAL STRUCTURE

        10.1    GENERAL.

        (a) ~~OUTSTANDING AWARDS~~  INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the [Maximum Limitation shall automatically adjust proportionately and the ]Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

        (b) ~~OUTSTANDING AWARDS~~ CERTAIN MERGERS. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation[, and the Maximum Limitation shall automatically adjust in the same proportion that the numbers of shares of Stock subject to Awards shall adjust].

        (c) ~~OUTSTANDING AWARDS~~ CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (A) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (1) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (2) the exercise of such Award; or

          (B) provide for the exchange of each Award outstanding immediately prior to such event for a different Award and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the value of the Award or the number of shares or amount of property subject to the Award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award, or any combination thereof.

        (d) ~~OUTSTANDING AWARDS~~ OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights[, and the Maximum Limitation shall automatically adjust proportionately].

        (e) NO SHAREHOLDER APPROVAL REQUIRED. Except to the extent required by applicable law or listing requirements of any exchange or trading system on which the shares are listed or quoted, no adjustment in[ the Maximum Limitation or] the number of shares subject to outstanding Awards, and no adjustment in the number of shares available for grant under this Plan, shall require shareholder approval, and all such future adjustments shall be deemed approved by the approval of this Plan, to the extent that such adjustment, whether automatic or discretionary, is proportional to and accompanies an equivalent adjustment in the number of shares held by the Company's shareholders.

        (f) NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 11
AMENDMENT, MODIFICATION, AND TERMINATION

        11.1    AMENDMENT, MODIFICATION, AND TERMINATION.    At any time and from time to time, the Board may terminate, amend or modify the Plan.

        11.2    AWARDS PREVIOUSLY GRANTED.    Except as otherwise provided in the Plan, including without limitation, the provisions of Article 10, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 12
GENERAL PROVISIONS

        12.1    NO RIGHTS TO AWARDS.    No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

        12.2    NO STOCKHOLDERS RIGHTS.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        12.3    WITHHOLDING.    The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

        12.4    NO RIGHT TO EMPLOYMENT OR SERVICES.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or the Bank or any of their affiliates or subsidiaries to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        12.5    INDEMNIFICATION.    To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company and the Bank and any of their applicable subsidiaries from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's or the Bank's or any of their applicable subsidiaries' Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company or the Bank or any of their applicable subsidiaries may have to indemnify them or hold them harmless.

        12.6    FRACTIONAL SHARES.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        12.7    GOVERNMENT AND OTHER REGULATIONS.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        12.8    GOVERNING LAW.    The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to rules of choice of law or conflict of laws, except to the extent such laws may be pre-empted by the federal laws of the United States of America.

        [12.9    MAXIMUM LIMITATIONS.    Set forth below are the numbers of shares of Stock in each of the following categories as of the Amendment Date. The maximum number of shares of Stock available for issuance under the Plan after the Amendment Date shall be 230,015, subject to adjustment pursuant to Article 10 of this Plan (as so adjusted, the "Maximum Limitation").]

[Category]	[Amount as of Amendment Date]
[Shares granted and vested under this Plan]	[13,086]
[Shares remaining available for Awards under this Plan]	[205,441]
[Shares subject to Awards under this Plan but not yet vested]	[24,574]
[Maximum shares remaining available for Awards under this Plan]	[230,015]

[The shares remaining available for Awards under the Plan, and any shares subject to Awards heretofore granted subject to vesting but not yet vested and which expire without vesting, or any other Awards that expire or are cancelled without issuance of shares, shall be added back to the maximum number of shares eligible for Awards under this Plan and may be the subject of Awards thereafter without further amendment of this Plan or approval of the shareholders of the Company, and such Awards shall not be considered increases to the maximum number of shares issuable under this Plan, but any such Awards shall be subject to the other provisions of this Plan. Shares of Stock issued pursuant to the Plan may be either then authorized but unissued shares or shares then held in the treasury of the Company.]

APPENDIX B

DNB FINANCIAL CORPORATION
DNB FIRST, N.A.
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditors.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditors, and the Board of Directors.

  •
  Establish and communicate to employees, management, independent internal and independent external auditors, and the Board of Directors, procedures to receive, review, retain and treat complaints and comments received by the Company and the Bank regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company and Bank employees of concerns regarding questionable accounting, internal accounting, control or auditing matters in accordance with Sarbanes Oxley section 301.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange that the Company is listed on. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairperson".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures

1.
Review the Company's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

2.
In consultation with management, independent auditors, and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

3.
Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors

1.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2.
Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3.
Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4.
Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Also ensure proper rotation of lead and concurring partners in accordance with Sarbanes Oxley section 208.

5.
Approve all non-audit services to be provided to the Company by the independent accountants in accordance with Sarbanes Oxley section 208.

Internal Auditors

1.
Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2.
Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3.
Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

4.
The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and Bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract, the terms of which must comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations

1.
Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

2.
Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3.
Be familiar with Management's response to regulatory examinations.

Other Committee Responsibilities

1.
Review and update the Audit Charter annually and submit changes to the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

2.
Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

3.
Perform other oversight functions as requested by the Board of Directors. Further, the Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

4.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5.
Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

6.
Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

Authority to Engage Advisors and Funding

1.
The Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

2.
The Company shall provide appropriate funding, as determined by the Committee in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any independent counsel or advisers employed by the Committee as it determines necessary to carry out its duties, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the duties of the Committee.

Approved by the Board of Directors December 8, 2008

X With- For All For hold Except Detach above card, sign, date and mail in postage paid envelope provided. Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a representative or fiduciary capacity should state their full title as such. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY. SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE. DNB FINANCIAL CORPORATION REVOCABLE PROXY DNB FINANCIAL CORPORATION INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. ç ç THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 5, 2009 The undersigned hereby constitutes and appoints Cheryl T. Burkey, Jeffrey P. Brown and A. Joseph Rubino and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of DNB Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335, on Tuesday, May 5, 2009 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, according to the directions (if any) shown for each item on this proxy card, as more fully described in the Proxy Statement. 2. To approve an amendment to our Incentive Equity and Deferred Compensation Plan to limit the number of shares of common stock available for issuance under the Plan. 3. To approve an advisory (non-binding) resolution concerning the Corporation's executive compensation. 4. To ratify the appointment of KPMG LLP as the registered public accounting firm for the fiscal year ending December 31, 2009. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS PROXY. TO THE EXTENT YOU DO NOT GIVE A DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE, AND FOR PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OF THE MEETING. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED 1. To elect three directors to serve for three years or until their successors have been elected and qualified. Thomas A. Fillippo James J. Koegel Eli Silberman For Against Abstain IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED. ____________________________________________________ ____________________________________________________ ____________________________________________________ PLEASE MARK VOTES AS IN THIS EXAMPLE Date Sign above Please be sure to date and sign this proxy card in the box below. 4405